                                                                   EXHIBIT 10.16



                              AMENDED AND RESTATED
                                   IPC, INC.
                  (formerly named IVEX PACKAGING CORPORATION)
                      STOCK OPTION AND PURCHASE AGREEMENT

    This Amended and Restated Stock Option and Purchase Agreement (this "Agreement") is entered into as of January 1, 1996 (the "Amendment Date"), among Ivex Packaging Corporation (formerly named Ivex Holdings Corporation), a Delaware corporation ("Ivex Holdings"), IPC, Inc. (formerly named Ivex Packaging Corporation), a Delaware corporation and a wholly-owned subsidiary of Ivex Holdings (the "Company"), Acadia Partners, L.P., a Delaware limited partnership ("Acadia"), Acadia Electra Partners, L.P., a Delaware limited partnership ("Electra"), and the holders of options for shares of Common Stock of the Company set forth on Exhibit A attached hereto (the "Management Stockholders", which term shall include any Permitted Transferee thereof). Acadia and Electra own substantially all of the issued and outstanding shares of Common Stock of Ivex Holdings.

                                    RECITALS

    WHEREAS, as part of the compensation of the Management Stockholders, Ivex Holdings, the Company and certain employees of the Company, including the Management Stockholders, entered into the Stock Option and Purchase Agreement, dated as of January 1, 1993 (the "Original IPC Agreement"), pursuant to which the Company granted to certain employees of the Company, including certain of the Management Stockholders, certain options to purchase shares of common stock of the Company;

    WHEREAS, under the Original IPC Agreement, the Management Stockholders became the beneficial owners of the number of Vested and Earned Options exercisable for shares of the Common Stock of the Company set forth in Column 1 on Exhibit A attached hereto;

    WHEREAS, the Management Stockholders desire to enter into an agreement with the Company concerning, inter alia, the grant of additional options and the disposition of all such options and shares held by the Management Stockholders;

    NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. Amendment and Restatement.

    (a) The parties hereto agree that effective as of the Amendment Date, the Original IPC Agreement shall be amended and restated as set forth herein.

    (b)   Definitions.

    The following terms shall have the following definitions for the purposes of this Agreement:

    "Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall at that time be in effect.

    "Affiliate" of any person or entity is any other person or entity controlling, controlled by or under common control with such person or entity. For purposes of this Agreement, Keystone, Inc., each of the current partners of Acadia and each of the current partners of the general partner of Acadia shall be deemed an Affiliate of the Company, Ivex Holdings, Acadia and Electra.

    "Board" means the Board of Directors of the Company.

    "Change of Control" means (i) Acadia, Electra and their Affiliates and their respective employees cease to have the power to elect a majority of the directors to the board of Ivex Holdings or (ii) Ivex Holdings and its Affiliates cease to have the power to elect a majority of the directors to the Board of Directors of the Company.

    "Closing" means the purchase and sale of the shares of Common Stock hereunder.

    "Closing Date" means the date of the Closing.

    "Closing Price" for any day means the last sale price of the Common Stock on such day, regular way, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal National Securities Exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any National Securities Exchange, the last quoted price on such day or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported to the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or if not reported by such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Stock selected by the Board, or if no market maker is making a market in the Common Stock, the fair market value per share of Common Stock as reasonably determined in good faith by the Board.

    "Commission" means the Securities and Exchange Commission.

    "Common Stock" means the Company's common stock, par value $.01 per share, as constituted on the date hereof, any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions of any shares entitled to preference.

    "Conversion Transaction" has the meaning specified in Section 12(b) hereof.

    "Credit Agreement" means the Credit Agreement, dated as of December 7, 1995, among the Company, Ivex Holdings, the Company's subsidiaries, and NationsBank, N.A., as agent, and the lenders identified therein, as the same may be amended, supplemented, extended, renewed, restated, increased or otherwise modified from time to time, together with all refinancings, refundings and replacements.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at that time.

    "Earned" shall have the meanings set forth in Section 2(a) and 2(e) hereof.

    "EBITDA" means, for any period, the sum of the amounts for such period, determined on a consolidated basis in accordance with GAAP, of (a) consolidated net income, plus (b) consolidated interest charges and deferred interest, plus
(c) consolidated charges for income taxes, plus (d) consolidated depreciation, amortization and other similar non-cash charges, plus (e) any provision for LIFO, plus (f) any loss from the disposition of any asset which is included in consolidated net income, less (g) any gain from the disposition of any asset which is included in consolidated net income, plus (h) any loss from any extraordinary item which is included in consolidated net income, less (i) any gain from any extraordinary item which is included in consolidated net income, plus (j) any charge resulting from payments made under this Agreement or any other stock, option or long-term incentive arrangements of the Company or Ivex Holdings (including, without limitation, the Special Incentive Agreement, dated as of January 1, 1993) for the benefit of the Management Stockholders that would be equitable or appropriate in order to effectuate the intent of this Agreement as reasonably determined by the Board, plus (k) any non-recurring charge that would be equitable or appropriate in order to effectuate the intent of this Agreement as determined by the Board in its sole discretion.

    "Fair Market Value" of Common Stock as of a particular date means the average value of the Common Stock for the ten (10) business day period immediately preceding such date. Such average value shall be the average of the daily Closing Prices of the Common Stock for each of such ten (10) days.

    "GAAP" means the generally accepted accounting principles in the United States of America which are applicable on the date hereof.

    "Holdings Common Stock" means Ivex Holdings' common stock, par value $.01 per share, as constituted on the date hereof, any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock, and all other stock of any class or classes (however designated) of Ivex Holdings the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions of any shares entitled to preference.

    "Involuntary Transfer" means any transfer, proceeding or action (other than to a Permitted Transferee or to a legal representative of the Management Stockholder upon or occasioned by the incompetence or death of the Management Stockholder) by or in which the Management Stockholder shall be deprived or divested of any right, title or interest in or to any Shares, including, without limitation, any seizure under levy of attachment or execution, any foreclosure upon a pledge of such Shares, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under Title 11 of the United States Code or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property, or any transfer pursuant to a divorce or separation agreement or a final decree of a court in a divorce action. The Management Stockholder shall promptly notify the Company of the occurrence of an Involuntary
Transfer.

    "IPO" means the effectiveness of a registration statement for the first underwritten public offering of Holdings Common Stock or Common Stock but only if there are sales, exchanges or other distributions pursuant to such registration statement of shares of Holdings Common Stock or Common Stock representing at least (i) 10% of the outstanding shares after giving effect to such sales, exchanges or other distributions, or (ii) shares having an aggregate offering price of at least fifty million dollars ($50,000,000.00).

    "MS Committee" has the meaning specified in Section 16(k).

    "Original Issuance Price" means the price at which the Shares are issued, as adjusted for stock splits, stock dividends, recapitalization and reclassification with respect to the Common Stock.

    "Options" shall have the meaning set forth in Section 2(b). "Original IPC Options" shall have the meaning set forth in Section 2(a).

    "Original IPC Shares" shall have the meaning set forth in Section 2(a).

    "Performance Options" shall have the meaning set forth in Section 2(b).

    "Performance Shares" shall have the meaning set forth in Section 2(b).

    "Permanent Disability" means a disability that entitles the Management Stockholder to benefits under either Title II of the Federal Social Security Act or the Company's long-term disability plan, as then in effect (provided that such disability is not due to a self-inflicted injury or disease, including, without limitation, drug abuse or alcoholism).

    "Permitted Transferee" means the spouse, any lineal ancestor or descendent, any brother or sister or any personal representative, estate or executor under the will of the Management Stockholder or any partnership or trust established solely for the benefit of any of the forgoing and whose terms are not inconsistent with the terms of this Agreement, provided in each such case that the Permitted Transferee shall agree in writing to be bound by the terms of this Agreement.

    "Person" means an individual, partnership, corporation, trust or unincorporated organization or a government or a political subdivision thereof.

    "Pro Rata Percentage" means a fraction, the numerator of which is the number of Shares owned by a Management Stockholder as the result of exercising the Options plus all Options for Shares held by such Management Stockholder on the date of the Election Notice (as defined in Section 9(b)) or the Drag-Along Notice (as defined in Section 10), and the denominator of which is the aggregate number of shares of Common Stock owned by Ivex Holdings, Acadia, Electra, their Affiliates and any co-investment partnerships of Acadia plus the Shares owned and Options held by all of the Management Stockholders.

    "Restricted Securities" means any Common Stock bearing the legend set forth in Section 6.

    "Senior Debentures" means the 13 1/4% Senior Discount Debentures due 2005 of Ivex Holdings, as the same may be amended, supplemented, extended, renewed, restated, increased, or otherwise modified from time to time, together with all refinancings, refundings and replacements.

    "Shares" means the shares of Common Stock acquired by the Management Stockholders from the Company pursuant to this Agreement upon the exercise by the Management Stockholders of the Options and all shares of capital stock or other securities of the Company or any successor issued or issuable as a result of any stock dividend on, or stock split or reclassification or conversion of, or in exchange for, any such Common Stock, or issued or issuable with respect to such Common Stock in connection with any merger or reorganization or similar transaction involving the Company.

    "Subordinated Notes" means the 12 1/2% Senior Subordinated Notes due 2002 of the Company, as the same may be amended, supplemented, extended, renewed, restated, increased, or otherwise modified from time to time, together with all refinancings, refundings and replacements.

    "Unallocated Performance Shares" means the Performance Shares set forth in Column 2 on Exhibit A that are not allocated to a Management Stockholder on the date hereof.

    "Unearned" means, as of a particular date, the Options and Shares of Common Stock issuable hereunder that are not "Earned".

    "Unvested" means, as of a particular date, the Options and Shares of Common Stock issuable hereunder that are not Vested.

    "Vested" means, the (x) Original IPC Options granted under Section 2(a) hereof and the Original IPC Shares exercisable therefor, and (y) following aggregate percentages of the Performance Options granted under Section 2(b) hereof and the Perfor mance Shares exercisable therefor from and after the following dates:

                                             Percent of
               Date                          Vested Shares
               ----                          -------------
          December 31, 1996                  33 1/3%;
          December 31, 1997                  66 2/3%;
          December 31, 1998                  100%;

          provided, however, that:

          (i) all Unvested Options and Shares issuable hereunder shall become Vested upon the occurrence of a Change of Control, an IPO or a Conve rsion Trans actio n;

          (ii) all Earned but Unvested Options and Shares shall become Vested upon the death or Permanent Disability of the Management Stockholder; and

          (iii) upon the sale, transfer or exchange by Ivex Holdings and/or any of its Affiliates pursuant to Section 9 or 10 hereof, a Management Stockholder shall automatically become Vested in a percentage of his total Shares equal to the percentage of Ivex Holdings' and/or its Affiliates' shares sold, exchanged or otherwise transferred pursuant to such Sections; provided, however, that if a Management Stockholder's Shares are Vested prior to such event, such Management Stockholder shall not receive additional Vesting upon the occurrence of such event except to the extent such additional Vesting is necessary to equate such Management Stockholder's percentage of total Vested Shares to the percentage of shares being sold, exchanged or transferred by Ivex Holdings and/or its Affiliates; pro vided, further, however, that the number of such Man agement Stockholder's Shares subject to such additional Vesting shall not exceed the number of Shares sold, transferred or exchanged by the Management Stockholders pursuant to such transaction.

    2. Grant of Option and Sale and Purchase of Shares.

    (a) The Company has heretofore irrevocably granted, and hereby confirms such grant, to the Management Stockholders the right and option (hereinafter called the "Original IPC Options") to purchase on the terms and conditions hereinafter set forth an aggregate of Nine Thousand Four Hundred and Thirteen (9,413) shares of Common Stock (the "Original IPC Shares") in the amounts set forth opposite each of their respective names in Column 1 on Exhibit A hereto which such aggregate number of Original IPC Shares represents seven and two/tenths percent (7.2%) of the shares of Common Stock of the Company on a fully diluted basis. All of such Original IPC Options and Original IPC Shares have become Vested and Earned prior to the Amendment Date in accordance with the terms of the Original IPC Agreement.

    (b) The Company hereby irrevocably grants to the Management Stockholders the right and option (hereinafter called the "Performance Options" and collectively with the Original IPC Options, the "Options") to purchase on the terms and conditions hereinafter set forth an aggregate of Six Thousand Nine Hundred and Eight (6,908) shares of Common Stock (the "Performance Shares", and collectively with the Original IPC Shares, the "Shares") in the amounts set forth opposite each of their respective names in

Column 2 on Exhibit A hereto which such aggregate number of Performance Shares represents five percent (5%) of the shares of Common Stock of the Company on a fully diluted basis. Performance Options which are not allocated on the date hereof or which are forfeited in accordance with the terms hereof may be allocated or reallocated to current Management Stockholders or to current or future employees who become Management Stockholders after the date hereof. No Performance Option is exercisable unless the Performance Shares issuable thereunder are Vested and Earned.

    (c) Except as provided herein, the Options shall be exercisable at any time, in whole or in part, prior to January 1, 2003 upon ten (10) days written notice to the Company by the Management Stockholder with a closing to take place at the end of such ten (10) day notice period (the "Closing") (such number of Shares being subject to adjustment as provided in Paragraph 2(d) hereof). At the Closing, the Company will deliver certificates for the Shares purchased hereunder to the Management Stockholder at its offices at 100 Tri-State Drive, Suite 200, Lincolnshire, Illinois 60069 against payment of Six Hundred Nineteen Dollars and 56/100 ($619.56) per Share to the Company therefor in immediately available funds or certified or cashier's check. The

Company will bear all expenses in connection with the preparation, issuance and delivery of such Shares and the certificates therefor (except that the Company shall not be responsible for any legal expenses incurred by the Management Stockholders unless expressly approved by the Company).

    (d) If the Options are exercised after any increase or decrease in the outstanding shares of Common Stock, or a change of said outstanding shares of Common Stock into, or an exchange of said outstanding shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, debt-for-equity exchange, stock split, combination of shares, or dividend payable in cash, capital stock or other property occurring after the date hereof, as a result of which (x) shares of any class shall be issued in respect of said outstanding shares of Common Stock or (y) cash or other property shall be distributed to Ivex Holdings, the Board shall make an equitable and appropriate adjustment in the number and kind of shares to be received, to the end that the proportionate interest of the Management Stockholder shall be maintained as before the occurrence of any such event; such adjustment in the unexercised portion of the Options shall be made without change in the aggregate exercise price applicable to the unexercised portion of the Options and with a corresponding adjustment in the exercise price per share, except with respect to a distribution in clause (y) above, where the aggregate exercise price and the exercise price per share will be appropriately reduced.

    (e)(i) Up to fifty percent (50.0%) of the Performance Shares issuable hereunder shall be deemed Earned by the Management Stockholders on each of December 31, 1996, and December 31, 1997 if the Company's EBITDA for each of such years equals or exceeds the following "Minimum EBITDA" levels:

                       Potential
                       Percentage
                       of Earned        Minimum         Maximum
Fiscal Year Ending      Shares          EBITDA          EBITDA
- ------------------      ------          -------         -------
     1996                 50%        $68,400,000     $72,000,000

     1997                 50          71,100,000      79,200,000

    Fifty percent (50.0%) of the Performance Shares shall be deemed Earned by the Management Stockholders if the Company obtains the "Maximum EBITDA" levels set forth above and the percentage of such Performance Shares earned in any fiscal year (to the extent less than 50%) shall be interpolated for EBITDA falling within the Minimum EBITDA/Maximum EBITDA range set forth in the table above. The parties acknowledge that the minimum

EBITDA and maximum EBITDA levels set forth above may be adjusted by the Board in its reasonable discretion to reflect the budgeted impact of any acquisitions or divestitures closing after the Amendment Date.

    (ii) All Performance Shares shall become Earned upon a Change of Control, IPO or a Conversion Transaction that occurs on or before December 31, 1998. In addition, upon the sale by Ivex Holdings and/or any of its Affiliates pursuant to Section 9 or 10 hereof on or before December 31, 1998, a percentage of all Performance Shares equal to the percentage of the Ivex Holdings' and/or Affiliates' Shares being sold, exchanged or otherwise transferred pursuant to such Sections shall automatically become Earned; provided, however, that if a Management Stockholder's Performance Shares are Earned prior to such event, no additional Performance Shares shall be Earned except to the extent necessary to equate such Management Stockholder's percentage of total Earned Performance Shares to the percentage of shares being sold, exchanged or transferred by Ivex Holding and/or its Affiliates under Section 9 or 10 hereof; provided, further, however, that the number of such Management Stockholders Performance Shares available to be Earned pursuant to this sentence shall not exceed the number of Performance Shares sold, transferred or exchanged by the Management Stockholder pursuant to such transaction.

    (f) Within sixty (60) days after December 31, 1996, 1997 and 1998 the Company shall deliver to each Management Stockholder an amended Exhibit A setting forth the aggregate amount of Earned Performance Shares as of such date.

    3. Representations and Warranties of the Company. The Company represents and warrants to the Management Stockholders as follows:

    (a) Organization and Corporate Authority. The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware and has full corporate power and authority to engage in the business and activities to be conducted by it, and to enter into and consummate the transactions contemplated by this Agreement. This Agreement has been authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company.

    (b) Capitalization. The authorized capitalization of the Company consists solely of Two Hundred Thousand (200,000) shares of Common Stock of which one hundred twenty thousand eight hundred ninety and No/100 (120,890) shares of Common Stock are issued, outstanding. Upon payment for the Shares being purchased by the Management Stockholders hereunder, such Shares will be duly authorized, validly issued, fully paid and nonassessable. Other than pursuant to this Agreement, there are no:
    (i) options, warrants or other rights with respect to the Capital Stock;

    (ii) securities convertible into or exchangeable for shares of Capital Stock; or

    (iii) other commitments of any kind for the issuance of additional shares of Capital Stock or options, warrants or other securities of the Company.


    (c) Documents Delivered. The Management Stockholders have been provided with or been provided access to all information concerning the Company and the offering of the shares of Common Stock that has been provided to any "accredited investor" (as that term is defined in Rule 501 of Regulation D promulgated under the Act).

    4. Representations and Warranties of the Management Stockholders. Each Management Stockholder hereby severally (but not jointly) represents and warrants to the Company as follows:

    (a)  Continuing Relationship with the Company.  The Manage ment Stockholder:

    (i) is in charge of a principal business unit, division or function of, or performs policy making functions with respect to, the Company or one of its Affiliates;

    (ii) holds the position with the Company or one of its Affiliates set forth on the signature page to this Agreement; and

    (iii) has been, and continues to be, intimately involved in the operations of the Company or one its Affiliates and has had, and continues to have, access to detailed information with respects to the business, financial condition, results of the operations and prospects of the Company or one of its Affiliates.

    (b) Review of Documents.  The Management Stockholder

    (i) has received and carefully reviewed a copy of this Agreement;

    (ii) has been given the opportunity to obtain any additional information or documents from, and to ask questions and receive answers of, the officers and representatives of the Company to the extent necessary to evaluate the merits and risks (both economic and legal) related to his investment in the Company;

    (iii) as a result of his relationship with the Company or one of its Affiliates, study of the aforementioned documents and prior overall experience in financial matters, is properly able to evaluate the capital structure of the Company (with particular reference to its high degree of leverage), the business of the Company and the risks inherent therein; and

    (iv) can afford to bear the economic risk of holding unregistered stock and to suffer a complete loss of his investment in such stock.

    (c) Purchase for Investment. The Management Stockholder understands that the Shares to be purchased pursuant hereto have not been registered under the Act and represents and warrants to the Company that:

    (i) all Shares purchased or otherwise acquired by the Management Stockholder pursuant hereto are being acquired for his own account for investment and not with a view to distribution; and

    (ii) he will not sell or otherwise dispose of any such Shares except in compliance with the Act, the rules and regulations of the Commission thereunder and the terms of this Agreement.

    By making payment for, or taking delivery of, any Shares pursuant hereto the Management Stockholder shall be deemed to have reaffirmed the representations and warranties contained in this paragraph (c) as of the date of such payment or delivery. The restriction on transfer contained in this
Section 4(c) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other Section of this Agreement.

    (d) Reliance. The Management Stockholder acknowledges that the Company is entering into this Agreement in reliance upon the representations and warranties of the Management Stockholder contained herein.

    (e) No Implied Right to Employment. Neither this Agreement nor any provision hereof nor any action taken or omitted to be taken hereunder shall be construed as creating or conferring upon the Management Stockholder any right to remain in the employ of the Company or any of its Affiliates. The right of the Company or one of its Affiliates to discipline or discharge an employee shall not be affected in any manner by reason of such employee being a "Management Stockholder" hereunder.

    5. Covenants Regarding Disposition of Shares by Management Stockholder. Each Management Stockholder agrees that prior to making any voluntary disposition of any Shares (other than a disposition to the Company or to other Management Stockholders as permitted by this Agreement), he will give written notice to the Company describing the manner of such proposed disposition. Each Management Stockholder further agrees that such proposed disposition will not be effected until:

    (a) the Company has notified him that either:

    (i) in the opinion of counsel reasonably acceptable to the Company, no registration of such Shares under that Act is required in connection with such proposed disposition; or

    (ii) a registration statement under the Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Act; and

    (b) the Company has notified him that either:

    (i) in the opinion of counsel reasonably acceptable to the Company, no registration or qualification under the securi ties or "blue sky" laws of any state is required in connection with such proposed disposition; or

    (ii) compliance with applicable state securities or "blue sky" laws has been effected.


    The Company will use its best efforts to respond to any such notice from the Management Stockholder within fifteen (15) days of receipt.

    In the case of any proposed disposition under this Section 5, the Company will use its best efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified to do business or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in this Section 5 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other Section of this Agreement.

    6. Legend on Stock Certificates. Each certificate representing Shares which are subject to this Agreement shall be endorsed with the following legend (in addition to any legend required by applicable state securities or "blue sky" laws):

    "The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Securities Act"), and in reliance upon the holder's representation that such securities were being acquired for investment and not for sale. No sale, gift or transfer or other disposition of such securities or of any interest therein shall be valid or effective unless effected in compliance with the Securities Act and any applicable state securities or "blue sky" laws and the restrictions on transfer set forth in an Amended and Restated Stock Option and Purchase Agreement dated as of January 1, 1996, and any amendments thereto, a copy of which is available for inspection at the offices of IPC, Inc. (formerly named Ivex Packaging Corporation). The Securities represented by this certificate are subject to the right of IPC, Inc. (formerly named Ivex Packaging Corporation) to repurchase such securities on the terms and conditions set forth in the Amended and Restated Stock Option and Purchase Agreement. No transfer of such securities will be made on the books of IPC, Inc. unless accompanied by evidence of compliance with the terms of such Amended and Restated Stock Option and Purchase Agreement."

    Any stock certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon the completion of a public distribution of securities of the Company represented thereby) shall also bear such legend, unless the restrictions contained in Sections 5 and 8 (and in Section 7, if applicable) of this Agreement are no longer in effect or, in the opinion of counsel, reasonably acceptable to the Company, the Shares represented thereby need no longer be subject to restrictions contained in Sections 5 and 8 of this Agreement. The provisions of Sections 5 and 8 of this Agreement shall be binding upon, and shall inure to the benefit of, each Management Stockholder and all subsequent holders of Shares who acquired the same directly or indirectly from a Management Stockholder in a transaction or series of transactions not involving any public offering and not involving a sale pursuant to Rule 144 under the Act. The Company agrees that it will not transfer on its books any certificate for shares in violation of the provisions of this Agreement.

    7. Repurchase of Shares from the Management Stockholders Upon Termination of Employment.

    (a) Sale Event. In the event of the termination of a Management Stockholder's employment with the Company and its Affiliates for any reason, including, without limitation, termination for cause or not for cause, termination for good reason or not for good reason, retirement or Permanent Disability (other than a termination arising out of an Involuntary Transfer) (such termination being referred to herein as a "Sale Event"), but in each case subject to subsection (d) below, the Company shall have the first option (but not the obligation), exercisable by written notice (a "Company Purchase Notice") delivered to the Management Stockholder (herein called the "Seller") and to all the other Management Stockholders (collectively, the "Other Management Stockholders"), at any time from and after the date of the Sale

Event up to and including the date thirty (30) days after the applicable Sale Event, to elect to purchase any or all Options or Shares held by such Seller and his Permitted Transferee which are designated in the Company Purchase Notice. Each Company Purchase Notice shall state the number of Options or Shares, if any, that the Company elects to purchase.

    If the Company does not elect to purchase all of the Options or Shares of the Seller pursuant to the foregoing first option, the Other Management Stockholders shall thereupon have the second option (but not the obligation) to purchase all or any portion of the remaining Options or Shares held by such Seller and his Permitted Transferee. Such second option shall be exercisable for a period of ten (10) days from the Other Management Stockholder's date of receipt of the Company Purchase Notice. At any time during such ten (10) day period, such Other Management Stockholder may elect, by written notice to the Seller, the Company and the Other Management Stockholders (the "Second Purchase Notice"), to purchase all or any portion of the Seller's remaining Options or Shares. Each Second Purchase Notice shall state the number of Options and Shares, if any, which such Other Management Stockholder elects to purchase. If the aggregate number of Options and/or Shares which the Other Management

Stockholders elect to purchase exceeds the number of Options and/or Shares available for purchase, then the number of Options and/or Shares purchasable pursuant to such second option shall be apportioned among such Other Management Stockholders in proportion to their respective Pro Rata Percentages. The failure of an Other Management Stockholder to deliver a Second Purchase Notice within such ten (10) day period shall operate as a waiver of such Other Management Stockholder's rights under this Section 7(a).

    (b) Purchase Price for Shares and Options. The purchase price of any Shares pursuant to Section 7(a) shall be (a) for Unvested Shares, the lower of (x) the Original Issuance Price of such Shares, and (y) the Fair Market Value of such Shares as of the date of the Sale Event; and (b) for Vested Shares, the Fair Market Value of such Shares as of the date of the Sale Event.

    The purchase price of any unexercised Options pursuant to this Section 7(a) shall be (a) for Options exercisable for Vested Shares, the excess, if any, of the Fair Market Value of the Vested Shares (issuable upon the exercise of such Options) over the exercise price of such Options (the "Spread"), and (b) for Options exercisable for Unvested Shares, zero dollars ($0.00). Such purchase price shall be paid in cash or by certified or cashiers bank check at the closing provided for in subsection (c) below.

    (c) Closing. Subject to subsection (e) below, the closing for all purchases and sales of Options and Shares provided for in this Section 7 shall be held at the principal executive offices of the Company at 10:30 A.M., local time, as soon as practicable after the final determination of the Fair Market Value. The final determination of Fair Market Value shall be made within sixty
(60) days of the applicable Sale Event of the Options and Shares to be purchased. Notwithstanding the foregoing, if the Seller (or his Permitted Transferee) is deceased on the closing date as aforesaid and such deceased person's personal representative shall not have been appointed and qualified by such date, then the closing shall be postponed until the tenth (10th) day after the appointment and qualification of such personal representative (or if such day is not a business day, then on the first business day thereafter). The Seller of Options or Shares sold pursuant to this Section 7 shall cause such Options and Shares to be delivered to the Company or to the Other Management Stockholders at the aforesaid closing free and clear of all liens, claims, options, charges, encumbrances or rights of others of any kind arising by, through or under such Seller. The Seller hereby appoints the Company as attorney-in-fact to transfer such Options and Shares on the books of the Company in the event of a sale pursuant to this
Section 7. Such Seller shall take all such actions as the Company or the Other Management Stockholders shall reasonably request as necessary to vest in the Company or the Other Management Stockholders at such Closing good and marketable title to such Options and Shares, free and clear of all liens, charges and encumbrances arising by, through or under such Seller.

    (d) Options and Shares Not Repurchased. If Options or Shares subject to this Section 7 are not repurchased by the Company or the Other Management Stockholders in accordance with this Section 7, all such Options, Shares and Shares issuable pursuant to unexercised Options shall be deemed Vested and shall thereafter continue to be subject to the provisions of this Agreement (including without limitation, the rights set forth in Sections 8, 9 and 10 hereof).

    (e) Options and Shares Repurchased by the Company. The Company agrees to sell to those Management Stockholders designated in writing by the MS Representative any and all Options or Shares repurchased by the Company from a Seller or an Offering Stockholder (as defined in Section 8) pursuant to Sections 7 or 8 of this Agreement at a purchase price equal to the purchase price paid by the Company to such Seller or Offering Stockholder. Such purchase price shall be paid to the Company in cash or by certified or cashiers' bank check at a closing held at the principal executive offices of the Company on a date acceptable to the Company, provided, that such date shall be on or before the date of a Change of Control, an IPO, a transaction pursuant to Section 9 or 10 or the closing date of any transaction contemplated by a Conversion Notice or Company Conversion Notice. The Company shall cause such Options or Shares to be delivered to such Management Stockholder free and clear of all liens, claims, options, charges, encumbrances or rights of others of any kind arising by, through or under the Company (other than by reason of this Agreement).

    8.  Transfer Restrictions on Options and Shares; First Offer Rights.

    (a) Transfers of Options and Shares Void. Each Management Stockholder agrees that he will not, directly or indirectly, sell, pledge, give, transfer, assign or in any other way whatsoever encumber or dispose of (hereinafter collectively called "transfer") any (i) Shares (or any interest therein) or any stock certificate representing the same, now or hereafter at any time owned by him, except to a Permitted Transferee or as required or permitted by this Agreement, or (ii) any Options (or any interest therein) or any certificate representing the same, now or hereafter at any time owned by him, except to a Permitted Transferee or as required or permitted by this Agreement. Any transfer of the Shares or Options in violation of this subsection (a) shall be void ab initio.

    (b) Voluntary Transfers of "Shares" by the Management Stockholder. If a Management Stockholder desires to transfer any Shares to any third party (other than to the Company, an Other Management Stockholder or a Permitted Transferee or pursuant to Rule 144 or an effective registration statement under the Act) (the "Outside Party"), the selling Management Stockholder (the "Offering Stockholder") shall give a notice in writing (the "First Option Notice") to the Company, setting forth such desire, the price and the number of Shares to be transferred. Upon the giving of such First Option Notice, the Company shall have the first option (but not the obligation) to purchase all or any portion of such Shares specified in the First Option Notice at the price specified in the First Option Notice by giving a written notice (the "First Election Notice") to the Offering Stockholder and to all of the Other Management Stockholders within thirty (30) business days after the receipt of the First Option Notice. The First Election Notice shall state the number of offered Shares, if any, which the Company elects to purchase. The failure by the Company to deliver a First Election Notice within thirty (30) days after the date of receipt of the First Option Notice shall operate as a waiver of the Company's rights under this Section 8(b).

    If the Company fails to elect to purchase all of the Shares described in the First Option Notice pursuant to the foregoing first option, the Offering Stockholder shall, no later than five (5) days after the earlier of (i) receipt of the Company's First Election Notices or (ii) the end of the 30-day period for giving such notice, give written notice (a "Second Option Notice") to all of Other Management Stockholders stating the number of Shares with respect to which such first option was not exercised. The Other Management Stockholders shall thereupon have the second option (but not the obligation) to purchase all or any portion of the remaining offered Shares described in the Second Option Notice. Such second option shall be exercisable for a period of ten (10) days from the date of receipt of the Second Option Notice. At any time during such 10-day period, an Other Management Stockholder may elect, by written notice to the Offering

Stockholder (a "Second Election Notice"), to purchase all or any portion of the remaining offered Shares. Each Second Election Notice shall state the number of shares of offered Shares, if any, which the Management Stockholder elects to purchase. If the aggregate number of Shares which the Other Management Stockholders elect to purchase exceeds the number of offered Shares specified in the Second Option Notice, then, the number of Shares purchasable pursuant to such second option shall be apportioned among the Other Management Stockholders in proportion to their respective Pro Rata Percentages. The failure of an Other Management Stockholder to exercise such second option within such 10-day period shall operate as a waiver of such Other Management Stockholder's rights under Section 8(b).

    If all of the notices required to be given by the Offering Stockholder under this Section shall have been duly given, and if all of the offered Shares shall not have been purchased by the Company and the Other Management Stockholders pursuant to the foregoing options, then the Offering Stockholder, at any time within a period of three (3) months from the giving of the Second Option
Notice, may transfer all of the Shares specified in the First Option Notice to an Outside Party at the price (or a higher price) specified in such notice; provided, however, that in the event the Offering Stockholder has not transferred such Shares to an Outside Party within such three (3) month period, then such Shares thereafter shall continue to be subject to all of the restrictions contained in this Agreement as though no option notices had ever been given; and provided, further, that a Management Stockholder may not deliver more than three (3) such option notices in any calendar year.

    If a Management Stockholder or the Company elects to purchase such Shares, it shall be obligated to purchase, and the Offering Stockholder shall be obligated to sell, such Shares. The closing of such purchase and sale shall be held at the principal executive offices of the Company at such time as may be mutually acceptable to the Offering Stockholder, the Company and each participating Other Management Stockholder.

    (c) No Waiver. No failure to exercise any rights under this Section 8 shall constitute a waiver of any Person's rights to receive an option notice with respect to any subsequent proposed transfer to a third party.

    (d) Involuntary Transfers of Options and Shares. Following any Involuntary Transfer of Options or Shares, the Company and the Other Management Stockholders shall have the same rights under Section 8(b) with respect to such Options and Shares

(collectively, the "Transferred Shares") as if the Involuntary Transfer had been a proposed transfer described in Section 8(a), except that:

    (i) the periods within which such rights must be exercised shall run from the date notice of the Involuntary Transfer is received from the Offering Stockholder; and

    (ii) such rights shall be exercised by notice to the involuntary transferee rather than to the Offering Stockholder.

    In the case of an unexercised Option exercisable for Vested Shares, the Management Stockholders and the Company shall have the right to purchase from the involuntary transferee (on the same terms and conditions as described in Section 8(b) as to Shares) the unexercised Option at a price equal Spread; provided, however, in the event such Options are exercisable for Unvested Shares, then the Company and the Other Management Stockholders shall have the right to purchase from the involuntary transferee the unexercised Option for zero dollars ($0.00).

    At the closing of any purchase under this Section 8(d) the involuntary transferee shall deliver certificates representing the Transferred Options or Shares being purchased by the Other Management Stockholders and/or the Company duly endorsed for transfer and accompanied by all requisite stock transfer taxes, and such Options or Shares shall be free and clear of any liens, claims, options, charges, encumbrances of rights of others arising through the action or inaction of the involuntary transferee (other than those arising hereunder) and the involuntary transferee shall so represent and warrant, and further represent and warrant that he is the beneficial owner of such Options or Shares. The Other Management Stockholders or the Company shall deliver at closing, by a certified or cashier's bank check, payment in full for such Options or Shares. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise reasonably necessary or appropriate.

    In the event that the provision of this Section 8(d) shall be held to be unenforceable with respect to any particular Involuntary Transfer of Options or Shares or if the Company and the Other Management Stockholders do not exercise their rights to purchase the Options or Shares, then (a) the Company and the Other Management Stockholders shall have a right of first offer as set forth in Section (b) above if the involuntary transferee subsequently desires to transfer such Options or Shares, (b) the Shares and the Shares issuable pursuant to Options shall vest in accordance with the original vesting schedule, and (c) all of the terms and conditions of this Agreement shall apply to the invol-untary transferee who shall agree in writing to be bound hereby as a condition to transfer.

    9. Tag-Along Rights of the Management Stockholder.   If Ivex Holdings,
Acadia, Electra and/or any of their Affiliates propose to sell or exchange any of the shares of Common Stock owned by it (a "Restricted Sale") at any time to any non-Affiliate (a "Third Party Transferee"), the Management Stockholders shall have the right to participate in such transfer to the Third Party Transferee, in accordance with the procedures set forth below.

    (a) Tag-Along Notice. If Ivex Holdings, Acadia, Electra and/or any of their Affiliates propose to a make a Restricted Sale, Ivex Holdings shall deliver a written notice to the Company and the Management Stockholders stating that Ivex Holdings, Acadia, Electra and/or their Affiliates proposes to effect a Restricted Sale, the name and address of the Third Party Transferee, the terms and conditions of the Restricted Sale, including the number of shares of Common Stock then owned by Ivex Holdings, Acadia, Electra and/or their Affiliates and the purchase price per share, together with a copy of all writings, if any, between Ivex Holdings, Acadia, Electra and/or their Affiliates and the Third party Transferee necessary to establish the terms of the Restricted Sale (the "Tag-Along Notice").

    (b) Election to Participate. Each Management Stockholder shall have a period of twenty (20) days after delivery by Ivex Holdings of the Tag-Along Notice within which to deliver written notice (the "Election Notice") to Ivex Holdings of his election to sell to the Third Party Transferee a number of Shares up to the product of (x) the number of shares proposed to be sold to the Third Party Transferee, and (y) the Management Stockholder's Pro Rata Percentage. If the Management Stockholder fails to respond to Ivex Holdings within such twenty (20) day period, such failure shall be regarded as an election by the Management Stockholder not to participate in such sale. By delivering the Election Notice to Ivex Holdings within the twenty (20) day notice period, the Management Stockholder shall be obligated to sell to the Third Party Transferee that number of Shares resulting from the formula set forth above upon the terms and conditions contained in the Tag-Along Notice, and the number of shares of Common Stock to be sold by Ivex Holdings, Acadia, Electra and/or their Affiliates shall be reduced accordingly, provided, however, that if the terms of the Restricted Sale as set forth in the Tag-Along Notice shall have been altered subsequent to delivery of the Election Notice by the Management Stockholder, Ivex Holdings shall deliver a revised Tag-Along Notice (the

"Revised Tag-along Notice") to the Management Stockholders.  If the
Management Stockholder fails to deliver a new Election Notice (the "New Election Notice") to Ivex Holdings within ten (10) days of the delivery by Ivex Holdings of the Revised Tag-Along Notice, such failure shall be regarded as an election by the Management Stockholder to no longer participate in such sale. By delivering the New Election Notice to Ivex Holdings within such ten (10) day period, the Management Stockholder shall be obligated to sell to the Third Party Transferee that number of Shares resulting from the formula set forth above upon the terms and conditions contained in the Revised Tag-Along Notice, and the number of shares of Common Stock to be sold by Ivex Holdings, Acadia, Electra and/or their Affiliates shall be reduced accordingly. The Management Stockholder shall be obligated pursuant to this Section 9(b) to sell to the Third Party Transferee (i) first, Vested Shares held by the Management Stockholder and (ii) next, Unvested Shares held by the Management Stockholder. In the case of unexercised Options, a Management Stockholder shall, concurrently with the closing of the Restricted Sale, exercise such Options and participate in the sale.

    (c) Failure to Close. In the event Ivex Holdings, Acadia, Electra and/or their Affiliates do not sell or exchange any of the Shares as contemplated in Paragraph 9 hereof within sixty (60) days of the date of written notice described hereinabove, then such Shares shall continue subject to the terms herein as if no Tag-Along Notice had been delivered, and the Management Stockholder shall continue to have all of his Tag-Along Rights as provided in Paragraph 9 hereof.

    10. Drag-Along Right. If Ivex Holdings, Acadia, Electra and/or any of their Affiliates propose to make a bona fide sale of shares of Common Stock that in the aggregate would result in the transfer of more than a majority of the outstanding Common Stock to a non-Affiliate, the Company shall have the right, exercisable upon thirty (30) days prior written notice, to require the Management Stockholder (including any Permitted Transferee of the Management Stockholder) to participate in such sale on the same terms of such third party sale for a number of Shares equal to (x) the number of shares proposed to be sold to the non-Affiliate and (y) the Management Stockholder's Pro Rata Percentage; provided, that if Ivex Holdings, Acadia, Electra and/or any of their Affiliates propose to transfer less than all of its Common Stock, in determining whether Ivex Holdings, Acadia, Electra and/or such Affiliates are proposing to transfer more than a majority of the outstanding Common Stock, the Common

Stock to be transferred by the Management Stockholders shall be included; provided, further, however, that the Company shall not be entitled to exercise this right unless the Board determines in good faith that the Management Stockholders will receive cash and/or securities equal to the fair market value of their Shares as of the date of such sale. In the event Ivex Holdings, Acadia, Electra and/or their Affiliates do not sell or exchange all the Shares as contemplated in Paragraph 10 hereof within sixty (60) days of the date of written notice described hereinabove, then the Shares of the Management Stockholder shall continue to be subject to the terms herein as if no Drag-Along Rights had been exercised, and the Management Stockholder shall continue to have all of his Tag-Along Right as provided in Paragraph 9 hereof. In the case of an unexercised Option, the Management Stockholder shall, concurrently with the closing of the sale to the non-Affiliate, exercise the Option and participate in the sale.

    11. Issuances of Common Stock by the Company.

    In the event the Company proposes to issue any shares of Common Stock, or any security or obligation which is, by its terms, convertible into shares of Common Stock or any warrant, option or other subscription or purchase right with respect to shares of Common stock ("Common Stock Equivalents") other than

(i) in connection with public offerings of shares of Common Stock registered under the Act, or (ii) in connection with any such issuance for Fair Market Value as determined by the Board in good faith, each Management Stockholder shall have the right to purchase his Pro Rata Percentage of such Common
Stock or Common Stock Equivalents ("Offered Securities") at the proposed issuance price (including, but not limited to, participating in all related aspects of the proposed transaction), which right shall be exercisable by written notice to the Company (a "Purchaser Notice") given within thirty (30) days after receipt by the Management Stockholder from the Company of written notice of such proposed issuance. To the extent that any such Common Stock or Common Stock Equivalents are issued in combination with any form of indebtedness, the Management Stockholder shall have the right to purchase his Pro Rata Percentage of such Common Stock or Common Stock Equivalents only if the Management Stockholder shall also purchase his Pro Rata Percentage of the related form of indebtedness. The failure of the Management Stockholder to exercise such right within the thirty (30) day period shall be regarded as a waiver of his right to participate in the purchase of the Offered Securities. After such thirty (30) day period or upon receipt of the Purchaser Notices, the Company may issue all

(but not less than all) of such securities, including the shares of Common Stock purchased by the Management Stockholder, if any, at the price specified by the Company in its notice to the Management Stockholder; provided, that such issuance is bona fide and made within sixty (60) days after the date of such notice. The closing of any purchase by the Management Stockholder under this
Section 11(a) shall be held at the principal office of the Company at 10:00 A.M. local time on the sixtieth (60th) day after the date on which the Management Stockholder received notice of the proposed issuance, or at such other time and place as the Company and the Stockholders may agree upon. At such closing, the Management Stockholder participating in the purchase shall deliver, by certified or official bank check, payment in full for such shares of Offered Securities and all parties to the transaction shall execute such documents as are otherwise appropriate.

    12.  Conversion Rights.

    (a) Management Stockholders' Conversion Rights. Concurrently with (i) an IPO or a Change in Control (other than a Change of Control of the Company pursuant to which Ivex Holdings has given notice to exercise its Drag-Along Rights under Section 10 hereof), or (ii) a "Restricted Sale" (as defined in
Section 9 of Ivex Packaging Corporation's Amended and Restated Stock Option and Purchase Agreement attached hereto as Exhibit C (the "Holdings
Agreement")) by Acadia, Electra and/or their Affiliates of all or a portion of their Holdings Common Stock (the transactions described in clauses (i) and (ii) are hereinafter collectively referred to as a "Management Conversion Transaction"), the Management Stockholders may elect to exchange all (but not less than all) of their unexercised Options for (x) that number of shares of Holdings Common Stock (the "New Holdings Shares") that are fully Vested and Earned and that have a fair market value equal to the fair market value, as reasonably determined by the Board in good faith, of the unexercised Options being exchanged, and (y) newly issued options of Ivex Holdings (the "New Holdings Options")that are fully Vested and Earned and that are exercisable (in whole or in part on or prior to the tenth anniversary of the issue date thereof) into the number of shares of Holdings Common Stock that is equal to (subject to the proviso set forth below) four percent (4.0%) of the fully diluted shares of Holdings Common Stock subsequent to the completion of the Conversion Transaction, at an exercise price equal to the fair market value (as reasonably determined by the Board in good faith) of the per share price of the Holdings Common Stock implicit in the Conversion Transaction (the determination of the number of New Holdings

Shares, the number of New Holdings Options and the exercise price of the New Holdings Options are hereinafter collectively called the "Conversion"), provided, however, that in connection with a Conversion Transaction that is not an IPO, the Management Stockholders will be entitled to receive that number of New Holdings Options equal to the product of (x) 4.0% of the fully diluted shares of Holdings Common Stock subsequent to the completion of the Conversion Transaction and (y) a fraction, the numerator of which is equal to (w) the number of New Holdings Shares initially received by the Management Stockholders in the Conversion Transaction minus (z) the number of New Holdings Shares sold or otherwise disposed of for cash consideration equal to their fair market value by the Management Stockholders in connection with the Conversion Transaction, and the denominator of which is equal to the aggregate number of New Holdings Shares initially received by the Management Stockholders in the Conversion Transaction. An example of a Conversion is attached hereto as Exhibit B. Upon the Management Stockholders' written request, the Company shall obtain (at the Company's expense) and deliver to the Management Stockholders an opinion of a nationally recognized investment bank that confirms (x) that the fair market value of all of the New Holdings Shares to be received by the Management Stockholders equals the fair market value of all of the unexercised Options being exchanged and (y) that the exercise price of the New Holdings Options equals the fair market value of the per share price of the Holdings Common Stock implicit in the Conversion Transaction. The Company, Acadia and Electra agree not to consummate the Management Conversion Transaction until the Holdings Agreement has been executed and the opinion (if any) has been delivered to the Management Stockholders.

    Any such election pursuant to this Section 12(a) shall be in writing (the "Conversion Notice") and shall, as well as (1) any request for an investment banking opinion, (2) any revocation of the Conversion Notice, and (3) any election to deliver or revoke a Put Notice (as hereinafter defined), be approved by the Management Stockholders holding at least a majority (by number) of the Options.

    In the event that the Management Stockholders elect to convert pursuant to
Section 12(a)(i) or (ii) above and either the Board or the investment bank described above determines that Ivex Holdings cannot issue New Holdings Shares to the Management Stockholders with a fair market value equal to the value of the Options being converted, then either the Management Stockholders can (1) revoke their Conversion Notice and continue to hold their

Options, or (2) upon delivery of written notice to the Company (the "Put Notice"), put all or any portion of their Options to the Company in exchange for (x) an amount of cash equal to their fair market value and (y) the New Holdings Options. The closing of any purchase of Options by the Company from the Management Stockholders pursuant to any Put Notice shall be held at the principal office of the Company at 10:00 a.m. local time on the sixtieth (60th) day after the date on which the Company received such Put Notice or at such other time and place as the Company and the Management Stockholders may agree upon.

    In the event that the Management Stockholders elect to convert pursuant to
Section 12(a)(i) or (ii) above and either the Board or the investment bank described above determines that Ivex Holdings would have to issue shares of Holdings Common Stock equal to more than 49% of the fully diluted outstanding shares of Holdings Common Stock subsequent to the completion of the Conversion Transaction in order to provide the Management Stockholders with fair market value equal to the fair market value of the Options being converted, then the Company, in its sole discretion, may promptly deliver written notice to the Management Stockholders permitting the Management Stockholders to convert their Options, or if such written notice is not promptly deliv-ered, the Management Stockholders can either (1) revoke their Conversion Notice and continue to hold their Options, or (2) upon delivery of a Put Notice to the Company, put all or any portion of their Options to the Company in exchange for (x) an amount of cash equal to their fair market value and (y) the New Holdings Options.

    (b) The Company's Conversion Rights.

    Upon (i) the occurrence of an IPO or a Change in Control, (ii) a sale of Holdings Common Stock pursuant to Section 10 of the Holdings Agreement, or
(iii) a Management Stockholder's exercise of all or a portion of the Options hereunder (other than an exercise in connection with a transaction under Section 9 or 10 hereof) provided that upon the date of such exercise the Company is prevented from issuing shares of Common Stock under the terms of the Credit Agreement, the Senior Debentures, the Subordinated Notes or any other such similar document or agreement (the transactions described in clauses (i), (ii) and (iii) are hereinafter collectively referred to as a "Company Conversion Transaction", and together with a Management Conversion Transaction, a "Conversion Transaction"), then in any such case, the Company may require the Management Stockholders to exchange all or any portion of their unexercised Options for the New Holdings

Shares and the New Holdings Options, as described in Section 12(a) above. Any such election pursuant to this Section 12(b) shall be in writing (the "Company Conversion Notice") and shall be promptly delivered to the MS Committee.

    In the event that the Company elects to convert pursuant to Section 12(b)(i), (ii) or (iii) above, and either the Board or the investment bank described above determines that Ivex Holdings cannot issue New Holdings Shares to the Management Stockholders with a fair market value equal to the value of the Options being converted, then the Company Conversion Notice shall be automatically canceled, the Management Stockholders shall continue to hold their Options, and the transaction contemplated by Section 12(b) above shall not be closed.

    In the event that the Company elects to convert pursuant to Section 12(b)(i), (ii) or (iii) above, and either the Board or the investment bank described above determines that Ivex Holdings would have to issue New Holdings Shares equal to more than 49% of the fully diluted outstanding shares of Holdings Common Stock subsequent to the completion of the Conversion Transaction in order to provide the Management Stockholders with fair market value equal to the fair market value of the Options being converted, then (1) the Company can revoke the Company Conversion

Notice and the Management Stockholders shall continue to hold their Options, or
(2) the Company, in its sole discretion, may allow the Management Stockholders to convert as described in Section 12(a).

    (c) Each Management Stockholder's pro-rata percentage of the total number of unexercised Options existing immediately prior to the delivery of the Conversion Notice or a Company Conversion Notice shall be converted into an identical percentage of New Holdings Shares and New Holdings Options.

    As soon as possible after the delivery of the Conversion Notice to the Company or the Company Conversion Notice to the MS Representative (unless either are revoked as above described), Ivex Holdings shall deliver to (i) the MS Committee, an officer's certificate certifying the aggregate number of New Holdings Options and New Holdings Shares and the exercise price per share of the New Holdings Options, all as reasonably determined in good faith by the Board of Directors of Ivex Holdings in accordance the provisions of this
Section 12(a), and (ii) each Management Stockholder, a copy of a fully completed Exhibit A to the Holdings Agreement evidencing such Management Stockholders percentage ownership of the New Holdings Shares and New Holdings Options issuable thereunder.

    (d)  Tax Indemnification Loan.   (a)   Tax Loan.  The Company shall lend
each Management Stockholder an amount equal to the aggregate tax liability incurred by the Management Stockholder upon the issuance to the Management Stockholder of the New Holdings Shares. The principal amount of such loan (the "Tax Loan"), together with accrued and unpaid interest thereon, shall be payable in full upon the earlier to occur of (i) the termination of the Management Stockholder's employment with the Company for any reason, but in no event on or before the date the New Holdings Shares shall be registered under the Act pursuant to a registration statement that has been declared effective, and (ii) the tenth (10th) anniversary date of the Conversion. The Tax Loan shall be evidenced by a promissory note and be non-recourse to the Management Stockholder other than to the New Holdings Shares and the New Holdings Options issued to the Management Stockholder and shall bear interest at the lowest permissible per annum rate allowable without imputation of income under Section 7872 of the Internal Revenue Code, payable in arrears on each December 31, commencing on the first December 31 occurring after the date of the Conversion through maturity or earlier prepayment in full. The Tax Loan shall be prepayable in whole or in part by the Management Stockholder without penalty and shall be acceler-ated by and to the extent of any cash proceeds (net of applicable federal, state and local taxes) from sales (in whole or in part) by the Management Stockholder, at any time or from time to time, of the New Holdings Shares.

    (e)  Interest/Tax Gross-Up.   The Company shall pay the Management
Stockholder either, in the Company's discretion, cash compensation or a cash bonus (collectively the "Interest Bonus") on or before the payment date of each payment of interest by the Management Stockholder on the Tax Loan. The Interest Bonus payable in connection with each interest payment on the Tax Loan shall be in an amount equal to the sum of (i) the interest payment being made by the Management Stockholder to the Company (the "Interest Component") plus
(ii) an amount (the "Gross-Up Amount") such that after payment by the Management Stockholder of all federal, state and local income taxes on the Interest Component and the Gross-Up Amount, the Management Stockholder retains an amount of the Interest Bonus equal to the Interest Component.

    13. Specific Performance. Due to the fact that the securi ties of the Company and Ivex Holdings cannot be readily purchased or sold in the open market, and for other reasons, the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. In the event of a breach or threat-ened breach of the terms, covenant and/or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled (without any bond or other security being required) to a temporary and/or permanent injunction without showing any actual damage or that monetary damages would not provide an adequate remedy, and/or a decree for specific performance, in accordance with the provisions hereof.

    14. Covenants and Representations to Survive Delivery Assignment. All covenants, agreements, representations and warranties made herein shall survive the delivery of the Shares and payment therefor.

    15. Termination of Provisions of Agreement. All of the provisions contained in Paragraphs 7, 8, 10 and 11 shall terminate immediately and be of no further force and effect in the event of a Change of Control or an IPO. All of the provisions contained in Paragraph 9 shall terminate immediately and be of no further force and effect upon the later to occur of (x) a Change of control or an IPO or (y) the first date (occurring after the acquisition by the partners of Acadia of shares of the Common Stock or the Holdings Common Stock pursuant to a distribution made in connection with the winding-up, liquidation or dissolution of Acadia (an "Acadia Distribution")) on which none of the partners of Acadia are a party to a written stockholders agreement or other such similar written agreement that pertains to the voting or disposition of the Common Stock or the Holdings Common Stock.

    16. Miscellaneous.

    (a) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to principles of conflicts of law.

    (b) Entire Agreement; Amendments. This writing constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a written agreement signed by the Company and a majority (by number) of the Management Stockholders; provided, however, that no amendment or modification of this Agreement will, without the prior written consent of the affected Management Stockholder, adversely alter, reduce, impair or affect any such Management Stockholder except to the extent that such amendment or modification similarly affects all the Management Stockholders. Anything in this Agreement to the contrary notwithstanding, any modification or amendment of this Agreement by a written agreement signed by, or binding upon, the Management Stockholder shall be valid and binding upon any and all persons or entities who may, at any time, have or claim and rights under or pursuant to this Agreement (including all holders hereunder) in respect of the Shares originally acquired by the Management Stockholder.

    (c) Waiver. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. Anything in this Agreement to the contrary notwithstanding, any waiver, consent or other instrument under or pursuant to this Agreement signed by, or binding upon, the Management Stockholder shall be valid and binding upon any and all persons or entities (other than the Company) who may, at any time, have or claim any rights under or pursuant to this Agreement (including all holders hereunder) in respect of the Shares originally acquired by the Management Stockholder.

    (d) Assignments; Successors and Assigns. This Agreement, the Company's, Ivex Holdings', Acadia's, Electra's and the Management Stockholder's rights and obligations hereunder may not be assigned except as otherwise expressly provided herein. Acadia's and Electra's rights and obligations hereunder may not be assigned except to their respective partners pursuant to an Acadia Distribution, provided, that no such transfer to a trans-feree shall be deemed completed until such transferee shall have signed a written counterpart to this Agreement. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the Company and Ivex Holdings, their successors and permitted assigns, and the Management Stockholder and his respective heirs, personal representatives, successors and permitted assigns; provided, however, that (i) nothing contained herein shall be construed as granting the Management Stockholder the right to transfer any of his Shares or Options except in accordance with this Agreement, and (ii) no party shall be deemed a Management Stockholder hereunder after he ceases to own any Shares or Options.

    (e) Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as in any such invalid or unenforceable provision were not contained herein.

    (f) Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

    (g) Further Assurances. Each party here to shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

    (h) Gender. Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

    (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and same instrument.

    (j) Notices. All notices or other communications provided for herein shall be in writing and shall be deemed duly given and received on the third (3rd) full business day following the day of the mailing thereof by registered or certified mail, return receipt requested, or when delivered personally as follows:

    (i) if to the Company, at its principal executive offices at the time of the giving of such notice, or at such other place as the Company shall have designated by notice as herein provided to the Management Stockholder; and

    (ii) if to the Management Stockholder, at the address listed below his signature, or at such other place as the Management stockholder shall have designated by notice as herein provided to the Company.

    (k) Management Stockholders' Committee. Each Management Stockholder hereby appoints a committee (consisting of the Chief Executive Officer and the Chief Financial Officer) to act as each Management Stockholder's attorney-in-fact and representative (the "MS Committee") to allocate to the Management Stockholders Options for any unallocated Performance Shares or to reallocate any Performance Options or Performance Shares forfeited by a Management Stockholder pursuant to the terms hereof. The MS Committee shall act by unanimous written consent. In the event the MS Committee cannot be formed in accordance with the terms hereof or cannot act as contemplated hereby, the then existing Management Stockholders shall designate an alternative committee or representatives. Each of the Management Stockholders agrees that, effective upon the date of a demotion pursuant to which there is a significant change in the Management Stockholder's duties and line of authority, any Performance Shares allocated on Exhibit A hereto for the fiscal years ending December 31, 1996 and 1997 but Unvested as of the date of such demotion (that are subject to being Earned Sections 2(e)(i) and 2(e)(ii) hereof) shall be, at the MS Committee's written direction, forfeited by such Management Stockholder and shall become unallocated Performance Shares available for reallocation in accordance with this Section 16(k).

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stock Purchase Agreement as of the date first above written.

                                     IVEX PACKAGING CORPORATION (formerly named
                                     IVEX HOLDINGS CORPORATION)


                                     By:
                                        ---------------------------------------
                                        Name:  George V. Bayly
                                        Title: President & CEO


                                     IPC, INC. (formerly named
                                     IVEX PACKAGING CORPORATION)


                                     By:
                                        ---------------------------------------
                                        Name:  George V. Bayly
                                        Title: President & CEO


                                     MANAGEMENT STOCKHOLDERS:


                                     ------------------------------------------
                                     Name:  George V. Bayly
                                     Title: President & Chief Executive Officer

                                     Address:  544 Fletcher Court
                                               Lake Forest, Illinois 60045

                                     ------------------------------------------
                                     Name:  Thomas S. Ellsworth
                                     Title: Vice President & General Manager
                                            Paper Mill Division

                                     Address: 1585 Woodcrest
                                              Aurora, Illinois 60504


                                     ------------------------------------------
                                     Name:  Patrick J. Farrell
                                     Title: Vice President

                                     Address: 2970 Mendon Road
                                              Unit 154
                                              Cumberland, Rhode Island 02864



                                     ------------------------------------------
                                     Name:  Gene Gentili
                                     Title: Vice President

                                     Address: 845 Crabtree
                                              Cary, Illinois 60013



                                     ------------------------------------------
                                     Name:  Roger A. Kurinsky
                                     Title: Vice President

                                     Address: One Condor Court
                                              Hawthorne Woods, Illinois 60047

                                     ------------------------------------------
                                     Name:  Jeremy S. Lawrence
                                     Title: Vice President Human Resources

                                     Address: 4310 Hideway Hollow
                                              Racine, Wisconsin 53403


                                     ------------------------------------------
                                     Name:  G. Douglas Patterson
                                     Title: Vice President & General Counsel

                                     Address: 645 Buena Road
                                              Lake Forest, Illinois 60045


                                     ------------------------------------------
                                     Name:  Frank V. Tannura
                                     Title: Vice President & Chief Financial
                                     Officer

                                     Address: 16 Ridge Farm Road
                                              Burr Ridge, Illinois 60521


                                     ------------------------------------------
                                     Name:  Eugene M. Whitacre
                                     Title: Vice President
                                            Polymerization & Extrusion Division

                                     Address: 14 Grant Street
                                              Sugarloaf, Pennsylvania 18249

                                     ------------------------------------------
                                     Name: Donald C. Devine
                                     Title: Vice President
                                            Industrial Products

                                     Address: 700 Sheffield Court
                                              Lake Forest, Illinois 60045

                                     ------------------------------------------
                                     Name: Richard R. Cote
                                     Title: Vice President and Treasurer

                                     Address: 905 Jeremy Lane
                                              Libertyville, Illinois 60048

                                     ACADIA PARTNERS, L.P.

                                     By: Acadia FW Partners, L.P., its
                                         General Partner

                                     By: Acadia MGP, Inc., its Managing
                                         General Partner



                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title: Vice President



                                     ACADIA ELECTRA PARTNERS, L.P.

                                     By: Acadia Partners, L.P., its
                                          General Partner

                                     By: Acadia FW Partners, L.P., its
                                          General Partner

                                     By: Acadia MGP, Inc., its Managing
                                          General Partner




                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title: Vice President

                                                                       EXHIBIT C

                           IVEX PACKAGING CORPORATION
                   (formerly named IVEX HOLDINGS CORPORATION)
                              AMENDED AND RESTATED
                      STOCK OPTION AND PURCHASE AGREEMENT

         This Amended and Restated Stock Option and Purchase Agreement (this "Agreement") is entered into as of January 1, 1996, among Ivex Packaging Corporation (formerly named Ivex Holdings Corporation), a Delaware corporation ("Ivex Holdings"), IPC, Inc. (formerly named Ivex Packaging Corporation), a Delaware corporation and a wholly-owned subsidiary of Ivex Holdings (the "Company"), Acadia Partners, L.P., a Delaware limited partnership ("Acadia"), Acadia Electra Partners, L.P., a Delaware limited partnership ("Electra"), and the holders of options for shares of common stock of the Company set forth in Columns 1 and 2 on Exhibit A attached hereto (the "Management Stockholders", which term shall include any Permitted Transferee thereof). Acadia and Electra own substantially all of the issued and outstanding shares of Common Stock of Ivex Holdings.

                                    RECITALS

         WHEREAS, Ivex Holdings, the Company, Acadia, Electra and certain employees of the Company, including certain of the Management Stockholders, entered into the (x) Ivex Packaging Corporation Stock Option and Purchase Agreement, dated as of January 1, 1993 (the "Original IPC Agreement"), pursuant to which the Company granted to certain employees of the Company, including certain of the Management Stockholders, certain options to purchase shares of common stock of the Company (the "Original IPC Options") and (y) the Ivex Holdings Corporation Stock Option and Purchase Agreement (the "Original IHC Agreement"), dated as of January 1, 1993, relating to the grant of options exercisable for shares of Common Stock of Ivex Holdings in exchange for the Original IPC Options upon a conversion under the Original IPC Agreement;

         WHEREAS, effective January 1, 1996, the Original IPC Agreement was amended and restated (as so amended and restated, the "IPC Agreement") to, among other things, grant to certain of the Management Stockholders certain additional options to purchase shares of common stock of the Company (the "Performance Options" and together with the Original IPC Options, collectively, the "IPC Options");

         WHEREAS, the parties to the Original IHC Agreement desire to amend and restate the Original IHC Agreement, upon the terms and conditions set forth herein, to provide for, among other things, the grant of shares of Common Stock of Ivex Holdings and the grant of options exercisable for shares of Common Stock of Ivex Holdings in exchange for the IPC Options upon a Conversion under the IPC Agreement;

         WHEREAS, certain of the Management Stockholders currently hold shares of Earned (as hereinafter defined) and Vested (as hereinafter defined) common stock of Ivex Holdings as set forth in Column 3 on Exhibit A attached hereto; and

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.(a) Amendment and Restatement. The parties hereto agree that as of January 1, 1996, the Original IHC Agreement shall be amended and restated as set forth herein (as so amended and restated, the "Agreement").

            (b)  Definitions.

                 The following terms shall have the following definitions for the purposes of this Agreement:

         "Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall at that time be in effect.

         "Affiliate" of any person or entity is any other person or entity controlling, controlled by or under common control with such person or entity. For purposes of this Agreement, Keystone, Inc., each of the current partners of Acadia and each of the current partners of the general partner of Acadia shall be deemed an Affiliate of the Company, Ivex Holdings, Acadia and Electra.

         "Board" means the Board of Directors of the Company.

         "Change of Control" means (i) Acadia, Electra and their Affiliates and their respective employees cease to have the power to elect a majority of the directors to the board of Ivex Holdings or (ii) Ivex Holdings and its Affiliates cease to have the power to elect a majority of the directors to the Board of Directors of the Company.

         "Closing" means the closing of the purchase and sale of the Option Shares hereunder.

         "Closing Date" means the date of the Closing.

         "Closing Price" for any day means the last sale price of the Common Stock on such day, regular way, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal National Securities Exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any National Securities Exchange, the last quoted price on such day or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported to the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or if not reported by such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Stock selected by the Board, or if no market maker is making a market in the Common Stock, the fair market value per share of Common Stock as reasonably determined in good faith by the Board.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means Ivex Holdings' common stock, par value $.01 per share, as constituted on the date hereof, any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock, and all other stock of any class or classes (however designated) of Ivex Holdings the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions of any shares entitled to preference.

         "Company Common Stock" means the Company's common stock, par value $.01 per share, as constituted on the date hereof, any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions of any shares entitled to preference.

         "Conversion" means the date that the IPC Options are exchanged for the New Holdings Shares and the New Holdings Options as contemplated by Section 12 of the IPC Agreement.

         "Credit Agreement" means the Credit Agreement, dated as of December 7, 1995, among the Company and certain of its Affiliates, NationsBank, N.A., as agent, and the lenders identified therein, as the same may be amended, supplemented, extended, renewed, restated, increased or otherwise modified from time to time, together with all refinancings, refundings and replacements.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at that time.

         "Earned" shall have the meaning set forth in Section 2(d) hereof.

         "Fair Market Value" of Common Stock as of a particular date means the average value of the Common Stock for the ten (10) business day period immediately preceding such date. Such average value shall be the average of the daily Closing Prices of the Common Stock for each of such ten (10) days.

         "GAAP" means the generally accepted accounting principles in the United States of America which are applicable on the date hereof.

         "Involuntary Transfer" means any transfer, proceeding or action (other than to a Permitted Transferee or to a legal representative of the Management Stockholder upon or occasioned by the death or incompetence of the Management Stockholder) by or in which the Management Stockholder shall be deprived or divested of any right, title or interest in or to any Shares, including, without limitation, any seizure under levy of attachment or execution, any foreclosure upon a pledge of such Shares, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under Title 11 of the United States Code or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property, any transfer pursuant to a divorce or separation agreement or a final decree of a court in a divorce action. The Management Stock-holder shall promptly notify Ivex Holdings of the occurrence of an Involuntary Transfer.

         "IPO" means the effectiveness of a registration statement for the first underwritten public offering of the Common Stock or the Company Common Stock but only if there are sales, exchanges or other distributions pursuant to such registration statement of shares of the Common Stock or the Company Common Stock representing at least (i) 10% of the outstanding shares after giving effect to such sales, exchanges or other distributions, or (ii) shares having an aggregate offering price of at least fifty million dollars ($50,000,000.00).

         "IPC Agreement" means the Amended and Restated Stock Option and Purchase Agreement, dated as of January 1, 1996 among Ivex Holdings, the Company, Acadia, Electra and the Management Stockholders (to which this Agreement is attached as Exhibit B).

         "MS Committee" has the meaning specified in Section 16(k).

         "New Holdings Options" and "Options" shall have the meaning set forth in Section 2(b).

         "New Holdings Shares" has the meaning specified in Section 2(a).

         "Original Issuance Price" means the price at which the Option Shares are issued, as adjusted for stock splits, stock dividends, recapitalization and reclassification with respect to the Common Stock.

         "Option Shares" shall have the meaning set forth in Section 2(b).

         "Outstanding Shares" has the meaning set forth in the definition of "Shares".

         "Permanent Disability" means a disability that entitles the Management Stockholder to benefits under either Title II of the Federal Social Security Act or the Company's long-term disability plan, as then in effect (provided that such disability is not due to a self-inflicted injury or disease, including, without limitation, drug abuse or alcoholism).

         "Permitted Transferee" means the spouse, any lineal ancestor or descendent, any brother or sister or any personal representative, estate or executor under the will of the Management Stockholder or any partnership or trust established solely for the benefit of any of the forgoing and whose terms are not inconsistent with the terms of this Agreement, provided in each such case that the Permitted Transferee shall agree in writing to be bound by the terms of this Agreement.

         "Person" means an individual, partnership, corporation, trust or unincorporated organization or a government or a political subdivision thereof.

         "Pro Rata Percentage" means a fraction, the numerator of which is the number of Shares owned by a Management Stockholder whether as the result of exercising the Options or otherwise plus all Options held by such Management Stockholder on the date of the Election Notice (as defined in Section 9(b)) or the Drag-Along Notice (as defined in Section 10), and the denominator of which is the aggregate number of shares of Common Stock owned by the Acadia, Electra, their Affiliates and any co-investment partnerships of Acadia plus the Shares owned and Options held by all of the Management Stockholders.

         "Restricted Securities" means any Common Stock bearing the legend set forth in Section 6.

         "Senior Debentures" means the 13 1/4% Senior Discount Debentures due 2005 of Ivex Holdings, as the same may be amended, supplemented, extended, renewed, restated, increased, or otherwise modified from time to time, together with all refinancings, refundings and replacements.

         "Shares" means (i) the issued and outstanding shares of Common Stock currently owned by the Management Stockholders as described in Column 3 on Exhibit A hereto (the "Outstanding Shares"), (ii) the shares of Common Stock issued to the Management Stockholder from Ivex Holdings pursuant to Section 2(a) of this Agreement, as described in Column 4 on Exhibit A hereto (the "New Holdings Shares"), and (iii) the Option Shares issuable to the Management Stockholder from the Corporation pursuant to Section 2(b) of this Agreement upon the exercise by the Management Stockholder of the New Holdings Options, as described in Column 5 on Exhibit A hereto, and all shares of capital stock or other securities of Ivex Holdings or any successor issued or issuable as a result of any stock dividend on, or stock split or reclassification or conversion of, or in exchange for, any such Common Stock, or issued or issuable with respect to such Common Stock in connection with any merger or reorganization or similar transaction involving Ivex Holdings.

         "Subordinated Notes" means the 12 1/2% Senior Subordinated Notes due 2002 of the Company, as the same may be amended, supplemented, extended, renewed, restated, increased, or otherwise modified from time to time, together with all refinancings, refundings and replacements.

         2. Grant of New Holdings Shares and Grant of New Holdings Options.

         (a) Ivex Holdings hereby agrees to irrevocably issue to each Management Stockholder the number of shares of Common Stock of Ivex Holdings resulting from a Conversion Transaction under Section 12 of the IPC Agreement (an example of a Conversion Transaction is attached as Exhibit B to the IPC Agreement), and concurrently with the closing of the Conversion Transaction, contemplated by Section 12 of the IPC Agreement, insert next to each Management Stockholder's name on Column 4 on Exhibit A hereto (collectively, the "New Holdings Shares") the appropriate number of shares of Common Stock of Ivex Holdings resulting from the Conversion Transaction.

         (b) Ivex Holdings hereby agrees to irrevocably grant to each Management Stockholder the right and option (hereinafter called the "New Holdings Options" or the "Options") to purchase on the terms and conditions hereinafter set forth the number of shares of Common Stock of Ivex Holdings (collectively "Option Shares") resulting from a Conversion Transaction under
Section 12 of the IPC Agreement (an example of a Conversion Transaction is attached as Exhibit B to the IPC Agreement), and concurrently with the closing of the Conversion Transaction contemplated by Section 12 of the IPC Agreement, insert opposite each of their respective names in Column 5 on Exhibit A hereto the appropriate number of options exercisable for shares of Common Stock of Ivex Holdings resulting from the Conversion Transaction. Except as provided herein, the Options shall be exercisable at any time, in whole or in part, prior to the tenth (10th) anniversary date of the Conversion upon ten (10) days written notice to Ivex Holdings by the Management Stockholder with a closing to take place at the end of such ten (10) day notice period (the "Closing") (such number of Shares being subject to adjustment as provided in Paragraph 2(c) hereof). At the Closing, Ivex Holdings will deliver certificates for the Option Shares purchased hereunder to the Management Stockholder at its offices at 100 Tri-State Drive, Suite 200, Lincolnshire, Illinois 60069 against payment of the per Share exercise amount calculated in accordance with Section 12 of the IPC Agreement (that shall, concurrently with the closing of the Conversion contemplated by Section 12 of the IPC Agreement, be set forth in Column 6 on Exhibit A hereto) to Ivex Holdings therefor in immediately available funds or certified or cashier's check. Ivex Holdings will bear all expenses in connection with the preparation, issuance and delivery of such Shares and the certificates therefor (except that Ivex Holdings shall not be responsible for any legal expenses incurred by the Management Stockholders unless expressly approved by Ivex Holdings).

         (c) If the Options are exercised after any increase or decrease in the outstanding shares of Common Stock, or a change of said outstanding shares of Common Stock into, or an exchange of said outstanding shares or other securities of Ivex Holdings or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, debt-for-equity exchange, stock split, combination of shares, or dividend payable in capital stock occurring after the date hereof, as a result of which shares of any class shall be issued in respect of said outstanding shares of Common Stock, the board of directors of Ivex Holdings shall make an equitable and appropriate adjustment in the number and kind of shares to be received, to the end that the proportionate interest of the Management Stockholder shall be maintained as before the occurrence of any such event; such adjustment in the unexercised portion of the Options shall be made without change in the aggregate exercise price applicable to the unexercised portion of the Options and with a corresponding adjustment in the exercise price per share.

         (d) The Outstanding Shares, the New Holdings Shares, the New Holdings Options and the Option Shares are fully and completely earned and vested and are not subject to cancellation, forfeiture, termination or modification in any manner whatsoever, except, with respect to the New Holdings Options and the Option Shares, for the equitable and appropriate adjustments set forth in Section 2(c) hereof.

         (e) Concurrently with the closing of the Conversion, Ivex Holdings shall deliver to each Management Stockholder an amended and fully completed Exhibit A accurately setting forth all of the information required to be set forth therein as a result of the Conversion Transaction. The Principal Stockholder hereby appoints Ivex Holdings as its attorney-in-fact to complete Exhibit A and deliver a copy of such Exhibit to each Management Stockholder.

         3. Representations and Warranties of Ivex Holdings. Ivex Holdings represents and warrants to the Management Stockholders as follows:

         (a) Organization and Corporate Authority. Ivex Holdings is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware and has full corporate power and authority to engage in the business and activities to be conducted by it, and to enter into and consummate the transactions contemplated by this Agreement. This

Agreement has been authorized by all necessary corporate action on the part of Ivex Holdings, has been duly executed and delivered by Ivex Holdings and constitutes the legal, valid and binding obligation of Ivex Holdings.

         (b) Capitalization. The authorized capitalization of Ivex Holdings consists solely of Two Million (2,000,000) shares of Common Stock of which One Million Seventy-Two Thousand Two Hundred Forty-Six and No/100 (1,072,246) shares of Common Stock are issued, outstanding and One Million One Hundred Fifty Thousand (1,150,000) shares of preferred stock none of which are issued and outstanding. Upon payment for the Option Shares issuable upon exercise of the New Holdings Options, such Option Shares will be duly authorized, validly issued, fully paid and nonassessable and upon the issuance of the New Holdings Shares and the Outstanding Shares such shares will be duly authorized, validly issued, fully paid and non-assessable. Other than pursuant to this Agreement, there are no:

         (i) options, warrants or other rights with respect to the Capital
         Stock;

         (ii) securities convertible into or exchangeable for shares of Capital Stock; or

         (iii) other commitments of any kind for the issuance of additional shares of Capital Stock or options, warrants or other securities of Ivex Holdings.

         (c) Documents Delivered. The Management Stockholders have been provided with or been provided access to all information concerning Ivex Holdings and the offering of the shares of Common Stock that has been provided to any "accredited investor" (as that term is defined in Rule 501 of Regulation D promulgated under the Act).

         4. Representations and Warranties of the Management Stockholders. Each Management Stockholder hereby severally (but not jointly) represents and warrants to Ivex Holdings as follows:

         (a)  Continuing Relationship with Ivex Holdings.  The Management
Stockholder:

         (i) is in charge of a principal business unit, division or function of, or performs policy making functions with respect to, Ivex Holdings or one of its Affiliates;

         (ii) holds the position with Ivex Holdings or one of its Affiliates set forth on the signature page to this Agreement; and

         (iii) has been, and continues to be, intimately involved in the operations of Ivex Holdings or one its Affiliates and has had, and continues to have, access to detailed information with respects to the business, financial condition, results of the operations and prospects of Ivex Holdings or one of its Affiliates.

         (b) Review of Documents.  The Management Stockholder

         (i) has received and carefully reviewed a copy of this Agreement;

         (ii) has been given the opportunity to obtain any additional information or documents from, and to ask questions and receive answers of, the officers and representatives of Ivex Holdings and the Company to the extent necessary to evaluate the merits and risks (both economic and legal) related to his investment in Ivex Holdings;

         (iii) as a result of his relationship with Ivex Holdings or one of its Affiliates, study of the aforementioned documents and prior overall experience in financial matters, is properly able to evaluate the capital structure of Ivex Holdings (with particular reference to its high degree of leverage), the business of Ivex Holdings and the Company and the risks inherent therein; and

         (iv) can afford to bear the economic risk of holding unregistered stock and to suffer a complete loss of his investment in such stock.

         (c) Purchase for Investment. The Management Stockholder understands that the Shares to be purchased pursuant hereto have not been registered under the Act and represents and warrants to Ivex Holdings that:

         (i) all Shares purchased or otherwise acquired by the Management Stockholder pursuant hereto are being acquired for his own account for investment and not with a view to distribution; and

         (ii) he will not sell or otherwise dispose of any such Shares except in compliance with the Act, the rules and regulations of the Commission thereunder and the terms of this Agreement.

         By making payment for, or taking delivery of, any Shares pursuant hereto the Management Stockholder shall be deemed to have reaffirmed the representations and warranties contained in this paragraph (c) as of the date of such payment or delivery. The restriction on transfer contained in this Section 4(c) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other Section of this Agreement.

         (d) Reliance. The Management Stockholder acknowledges that Ivex Holdings is entering into this Agreement in reliance upon the representations and warranties of the Management Stockholder contained herein.

         (e) No Implied Right to Employment. Neither this Agreement nor any provision hereof nor any action taken or omitted to be taken hereunder shall be construed as creating or conferring upon the Management Stockholder any right to remain in the employ of the Company or any of its Affiliates. The right of the Company or one of its Affiliates to discipline or discharge an employee shall not be affected in any manner by reason of such employee being a "Management Stockholder" hereunder.

         5. Covenants Regarding Disposition of Shares by Management Stockholder. Each Management Stockholder agrees that prior to making any voluntary disposition of any Shares (other than a disposition to Ivex Holdings or to other Management Stockholders as permitted by this Agreement), he will give written notice to

Ivex Holdings describing the manner of such proposed disposition. Each Management Stockholder further agrees that such proposed disposition will not be effected until:

         (a) Ivex Holdings has notified him that either:

         (i) in the opinion of counsel reasonably acceptable to Ivex Holdings no registration of such Shares under that Act is required in connection with such proposed disposition; or

         (ii) a registration statement under the Act covering such proposed disposition has been filed by Ivex Holdings with the Commission and has become effective under the Act; and

         (b) Ivex Holdings has notified him that either:

         (i) in the opinion of counsel reasonably acceptable to Ivex Holdings no registration or qualification under the securities or "blue sky" laws of any state is required in connection with such proposed disposition; or

         (ii) compliance with applicable state securities or "blue sky" laws has been effected.


         Ivex Holdings will pay for all expenses of counsel referred to above and use its best efforts to respond to any such notice from the Management Stockholder within fifteen (15) days of receipt.

         In the case of any proposed disposition under this Section 5, Ivex Holdings will use its best efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified to do business or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in this Section 5 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other Section of this Agreement.

         6. Legend on Stock Certificates. Each certificate representing Shares which are subject to this Agreement shall be endorsed with the following legend (in addition to any legend required by applicable state securities or "blue sky" laws):

         "The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Securities Act"), and in reliance upon the holder's representation that such securities were being acquired for investment and not for sale. No sale, gift or transfer or other disposition of such securities or of any interest therein shall be valid or effective unless effected in compliance with the Securities Act and any applicable state securities or "blue sky" laws and the restrictions on transfer set forth in an Amended and Restated Stock Option and Purchase Agreement dated as of January 1, 1996, and any amendments thereto, a copy of which is available for inspection at the offices of Ivex Packaging Corporation (formerly named Ivex Holdings Corporation). The Securities represented by this certificate are subject to the right of Ivex Packaging Corporation (formerly named Ivex Holdings Corporation) to repurchase such securities on the terms and conditions set forth in the Amended and Restated Stock Option and Purchase Agreement. No transfer of such securities will be made on the books of Ivex Packaging Corporation unless accompanied by evidence of compli-ance with the terms of such Amended and Restated Stock Option and Purchase Agreement."


         Any stock certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon the completion of a public distribution of securities of Ivex Holdings represented thereby) shall also bear such legend, unless the restrictions contained in Sections 5 and 8 (and in Section 7, if applicable) of this Agreement are no longer in effect or, in the opinion of counsel, reasonably acceptable to Ivex Holdings, the Shares represented thereby need no longer be subject to restrictions contained in Sections 5 and 8 of this Agreement. The provisions of Sections 5 and 8 of this Agreement shall be binding upon, and shall inure to the benefit of, each Management Stockholder and all subsequent holders of Shares who acquired the same directly or indirectly from a Management Stockholder in a transaction or series of transactions not involving any public offering and not involving a sale pursuant to Rule 144 under the Act. Ivex Holdings agrees that it will not transfer on its books any certificate for shares in violation of the provisions of this Agreement.

         7. Repurchase of Outstanding Shares from the Management Stockholders Upon Termination of Employment.

         (a) Sale Event. In the event of the termination of a Management Stockholder's employment with the Company and its Affiliates for any reason, including, without limitation, termination for cause or not for cause, termination for good reason or not for good reason, retirement or Permanent Disability (other than a termination arising out of an Involuntary Transfer) (such termination being referred to herein as a "Sale Event"), but in each case subject to subsection (d) below, Ivex Holdings shall have the option (but not the obligation), exercisable by written notice (a "Holdings Purchase Notice") delivered to the Management Stockholder (herein called the "Seller") and to all the other Management Stockholders (collectively, the "Other Management Stockholders"), at any time from and after the date of the Sale Event up to and including the date thirty (30) days after the applicable Sale Event, to elect to purchase any or all Outstanding Shares held by such Seller and his Permitted Transferee which are designated in the Holdings Purchase Notice. Each Holdings Purchase Notice shall state the number of Outstanding Shares, if any, that Ivex Holdings elects to purchase.

         (b) Purchase Price for Outstanding Shares. The purchase price of any Outstanding Shares pursuant to Section 7(a) shall be the Fair Market Value of such Outstanding Shares as of the date of the Sale Event.

         (c) Closing. Subject to subsection (e) below, the closing for all purchases and sales of Outstanding Shares provided for in this Section 7 shall be held at the principal executive offices of Ivex Holdings at 10:30 A.M., local time, as soon as practicable after the final determination of the Fair Market Value. The final determination of Fair Market Value shall be made within sixty (60) days of the applicable Sale Event of the Outstanding Shares to be purchased. Notwithstanding the foregoing, if the Seller (or his Permitted Transferee) is deceased on the closing date as aforesaid and such deceased person's personal representative shall not have been appointed and qualified by such date, then the closing shall be postponed until the tenth
(10th) day after the appointment and qualification of such personal representative (or if such day is not a business day, then on the first business day thereafter). The Seller of the Outstanding Shares sold pursuant to this Section 7 shall cause such Outstanding Shares to be delivered to Ivex Holdings at the aforesaid closing free and clear of all liens, claims, options, charges, encumbrances or rights of others of any kind arising by, through or under such Seller. The Seller hereby appoints Ivex Holdings as attorney- in-fact to transfer such Outstanding Shares on the books of Ivex Holdings in the event of a sale pursuant to this Section 7. Such Seller shall take all such actions as Ivex Holdings shall reasonably request as necessary to vest in Ivex Holdings at such Closing good and marketable title to such Outstanding Shares, free and clear of all liens, charges and encumbrances arising by, through or under such Seller.

         (d) Outstanding Shares Not Repurchased. If Outstanding Shares subject to this Section 7 are not repurchased by Ivex Holdings in accordance with this
Section 7, all such Outstanding Shares issuable pursuant to unexercised Options shall thereafter continue to be subject to the provisions of this Agreement (including without limitation, the rights set forth in Sections 8, 9, 10 and 11 hereof).

         (e) Outstanding Shares Repurchased by Ivex Holdings. Ivex Holdings agrees to sell to those Management Stockholders designated in writing by the MS Representative any and all Outstanding Shares repurchased by Ivex Holdings from a Seller or an Offering Stockholder (as defined in Section 8) pursuant to Sections 7 or 8 of this Agreement at a purchase price equal to the purchase price paid by Ivex Holdings to such Seller or Offering Stockholder. Such purchase price shall be paid to Ivex Holdings in cash or by certified or cashiers' bank check at a closing held at the principal executive offices of Ivex Holdings on a date acceptable to Ivex Holdings, provided, that such date shall be on or before the date of a Change of Control, an IPO, or a transaction pursuant to
Section 9 or 10. Ivex Holdings shall cause such Outstanding Shares to be delivered to such Management Stockholder free and clear of all liens, claims, options, charges, encumbrances or rights of others of any kind arising by, through or under Ivex Holdings (other than by reason of this Agreement).

         8. Transfer Restrictions on Options and Shares; First Offer Rights.

         (a) Transfers of Options and Shares Void. Each Management Stockholder agrees that he will not, directly or indirectly, sell, pledge, give, transfer, assign or in any other way whatsoever encumber or dispose of (hereinafter collectively called "transfer") any (i) Shares (or any interest therein) or any stock certificate representing the same, now or hereafter at any time owned by him, except to a Permitted Transferee or as required or permitted by this Agreement, or (ii) any Options (or any interest therein) or any certificate representing the same, now or hereaf-
ter at any time owned by him, except to a Permitted Transferee or as required
or permitted by this Agreement.    Any transfer of the Shares or Options in
violation of this subsection (a) shall be void ab initio.

         (b) Voluntary Transfers of Shares by the Management Stockholder. If a Management Stockholder desires to transfer any Shares to any third party (other than to Ivex Holdings, an Other Management Stockholder or a Permitted Transferee or pursuant to an effective registration statement under the Act (the "Outside Party"), the selling Management Stockholder (the "Offering Stockholder") shall give a notice in writing (the "First Option Notice") to the Company, setting forth such desire, the price and the number of Shares to be transferred. Upon the giving of such First Option Notice, the Company shall have the first option (but not the obligation) to purchase all or any portion of such Shares specified in the First Option Notice at the price specified in the First Option Notice by giving a written notice (the "First Election Notice") to the Offering Stockholder and all of the Other Management Stockholders within thirty (30) business days after the receipt of the First Option Notice. The First Election Notice shall state the number of offered Shares, if any, which the Company elects to purchase. The failure by the Company to deliver a First Election Notice within thirty (30) days after the date of receipt of the First Option Notice shall operate as a waiver of the Company's rights under this Section 8(b).

         If the Company fails to elect to purchase all of the Shares described in the First Option Notice pursuant to the foregoing first option, the Offering Stockholder shall, no later than five (5) days after the earlier of (i) receipt of the Company's First Election Notices or (ii) the end of the 30-day period for giving such notice, give written notice (a "Second Option Notice") to all of the Other Management Stockholders stating the number of Shares with respect to which such first option was not exercised. The Other Management Stockholders shall thereupon have the second option (but not the obligation) to purchase all or any portion of the remaining offered Shares described in the Second Option Notice. Such second option shall be exercisable for a period of ten (10) days from the date of receipt of the Second Option Notice. At any time during such 10-day period, an Other Management Stockholder may elect, by written notice to the Offering Stockholder (a "Second Election Notice"), to purchase all or any portion of the remaining offered Shares. Each Second Election Notice shall state the number of shares of offered Shares, if any, which an Other Management Stockholder elects to purchase.

If the aggregate number of Shares which the Other Management Stockholders elect to purchase exceeds the number of offered Shares specified in the First Option Notice, then, the number of Shares purchasable pursuant to such first option shall be apportioned among the Other Management Stockholders in proportion to their respective Pro Rata Percentages. The failure of an Other Management Stockholder to exercise such second option within such 10-day period shall operate as a waiver of such Other Management Stockholder's rights under Section 8(b).

         If all of the notices required to be given by the Offering Stockholder under this Section shall have been duly given, and if all of the offered Shares shall not have been purchased by Ivex Holdings and the Other Management Stockholders pursuant to the foregoing options, then the Offering Stockholder, at any time within a period of three (3) months from the giving of the Second Option Notice, may transfer all of the Shares specified in the First Option Notice to an Outside Party at the price (or a higher price) specified in such notice; provided, however, that in the event the Offering Stockholder has not transferred such Shares to an Outside Party within such three (3) month period, then such Shares thereafter shall continue to be subject to all of the restrictions contained in this Agreement as though no option notices had ever been given; and provided, further, that a Management Stockholder may not deliver more than three (3) such option notices in any calendar year.

         If a Management Stockholder or Ivex Holdings elects to purchase such Shares, it shall be obligated to purchase, and the Offering Stockholder shall be obligated to sell, such Shares. The closing of such purchase and sale shall be held at the principal executive offices of Ivex Holdings at such time as may be mutually acceptable to the Offering Stockholder, Ivex Holdings and each participating Other Management Stockholder.

         (c) No Waiver. No failure to exercise any rights under this Section 8 shall constitute a waiver of any Person's rights to receive an option notice with respect to any subsequent proposed transfer to a third party.

         (d) Involuntary Transfers of Options and Shares. Following any Involuntary Transfer of Options or Shares, Ivex Holdings and the Other Management Stockholders shall have the same rights under Section 8(b) with respect to such Options and Shares (collectively, the "Transferred Options or Shares") as if the Involuntary Transfer had been a proposed transfer described in Section 8(a), except that:

         (i) the periods within which such rights must be exercised shall run from the date notice of the Involuntary Transfer is received from the Offering Stockholder; and

         (ii) such rights shall be exercised by notice to the involuntary transferee rather than to the Offering Stockholder.

         In the case of an unexercised Option, Ivex Holdings and the Management Stockholders shall have the right to purchase from the involuntary transferee (on the same terms and conditions as described in Section 8(b) as to Shares) the unexercised Option at a price equal Spread.

         At the closing of any purchase under this Section 8(d) the involuntary transferee shall deliver certificates representing the Transferred Options or Shares being purchased by the Other Management Stockholders and/or Ivex Holdings duly endorsed for transfer and accompanied by all requisite stock transfer taxes, and such Transferred Options or Shares shall be free and clear of any liens, claims, options, charges, encumbrances of rights of others arising through the action or inaction of the involuntary transferee (other than those arising hereunder) and the involuntary transferee shall so represent and warrant, and further represent and warrant that he is the beneficial owner of such Transferred Options or Shares. The Other Management Stockholders or Ivex Holdings shall deliver at closing, by a certified or cashier's bank check, payment in full for such Transferred Options or Shares. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise reasonably necessary or appropriate.

         In the event that the provision of this Section 8(d) shall be held to be unenforceable with respect to any particular Involuntary Transfer of Options or Shares or if the Other Management Stockholders and Ivex Holdings do not exercise their rights to purchase the Options or Shares, then (a) the Other Management Stockholders and Ivex Holdings shall have a right of first offer as set forth in Section (b) above if the involuntary transferee subsequently desires to transfer such Options or Shares, and (b) all of the terms and conditions of this Agreement shall apply to the involuntary transferee who shall agree in writing to be bound hereby as a condition to transfer.

         9. Tag-Along Rights of the Management Stockholder.   If Acadia,
Electra and/or any of their Affiliates propose to sell or exchange any of the shares of Common Stock owned by it (a "Restricted Sale") at any time to any non-Affiliate (a "Third Party Transferee"), the Management Stockholders shall have the right to participate in such transfer to the Third Party Transferee, in accordance with the procedures set forth below.

         (a) Tag-Along Notice. If Acadia, Electra and/or any of their Affiliates propose to a make a Restricted Sale, Acadia shall deliver a written notice to Ivex Holdings and the Management Stockholders stating that Acadia, Electra and/or their Affiliates propose to effect a Restricted Sale, the name and address of the Third Party Transferee, the terms and conditions of the Restricted Sale, including the number of shares of Common Stock then owned by Acadia, Electra and/or their Affiliates and the purchase price per share, together with a copy of all writings, if any, between Acadia, Electra and/or their Affiliates and the Third Party Transferee necessary to establish the terms of the Restricted Sale (the "Tag-Along Notice").

         (b) Election to Participate. Each Management Stockholder shall have a period of twenty (20) days after delivery by Acadia of the Tag- Along Notice within which to deliver written notice (the "Election Notice") to Ivex Holdings of his election to sell to the Third Party Transferee a number of Shares up to the product of (x) the number of shares proposed to be sold to the Third Party Transferee, and (y) the Management Stockholder's Pro Rata Percentage. If the Management Stockholder fails to respond to Ivex Holdings within such twenty
(20) day period, such failure shall be regarded as an election by the Management Stockholder not to participate in such sale. By delivering the Election Notice to Ivex Holdings within the twenty (20) day notice period, the Management Stockholder shall be obligated to sell to the Third Party Transferee that number of Shares resulting from the formula set forth above upon the terms and conditions contained in the Tag-Along Notice, and the number of shares of Common Stock to be sold by Acadia, Electra and/or their Affiliates shall be reduced accordingly, provided, however, that if the terms of the Restricted Sale as set forth in the Tag-Along Notice shall have been altered subsequent to delivery of the Election Notice by the Management Stockholder, Acadia shall deliver a revised Tag-Along Notice (the "Revised Tag-along Notice") to the Management Stockholders. If the Management Stockholder fails to deliver a new Election Notice (the "New Election Notice") to Ivex Holdings within ten (10) days of the delivery by Acadia of the Revised Tag-Along Notice, such failure shall be regarded as an election by the Management Stockholder to no longer participate in such sale. By delivering the New Election Notice to Ivex Holdings within such ten (10) day period, the Management Stockholder shall be obligated to sell to the Third Party Transferee that number of Shares resulting from the formula set forth above upon the terms and conditions contained in the Revised Tag-Along Notice, and the number of shares of Common Stock to be sold by Acadia, Electra and/or their Affiliates shall be reduced accordingly. In the case of unexercised Options, a Management Stockholder shall concurrently with the closing of the Restricted Sale exercise such Options and participate in the sale.

         (c) Failure to Close. In the event Acadia, Electra and/or their Affiliates do not sell or exchange any of the Shares as contemplated in Paragraph 9 hereof within sixty (60) days of the date of written notice described hereinabove, then such Shares shall continue subject to the terms herein as if no Tag-Along Notice had been delivered, and the Management Stockholder shall continue to have all of his Tag-Along Rights as provided in Paragraph 9 hereof.

         10. Drag-Along Right. If Acadia, Electra or any of their Affiliates propose to make a bona fide sale of shares of Common Stock that in the aggregate would result in the transfer of more than a majority of the outstanding Common Stock to any non-Affiliate, Ivex Holdings shall have the right, exercisable upon thirty (30) days prior written notice ("Drag-Along Notice"), to require the Management Stockholder (including any Permitted Transferee of the Management Stockholder) to participate in such sale on the same terms of such third party sale for a number of

Shares equal to (x) the number of shares proposed to be sold to the non-Affiliate and (y) the Management Stockholder's Pro Rata Percentage; provided, that if Acadia, Electra or any of their Affiliates propose to transfer less than all of its Common Stock, in determining whether Acadia, Electra and/or such Affiliates are proposing to transfer more than a majority of the outstanding Common Stock, the Common Stock to be transferred by the Management Stockholders shall be included; provided, further, however, that Ivex Holdings shall not be entitled to exercise this right unless the board determines in good faith that the Management Stockholders will receive cash and/or securities equal to the fair market value of their Shares as of the date of such sale. In the event Acadia, Electra and/or their Affiliates do not sell or exchange all the Shares as contemplated in Paragraph 10 hereof within sixty
(60) days of the date of written notice described hereinabove, then the Shares of the Management Stockholder shall continue to be subject to the terms herein as if no Drag-Along Rights had been exercised, and the Management Stockholder shall continue to have all of his Tag-Along Right as provided in Paragraph 9 hereof. In the case of an unexercised Option, the Management Stockholder shall, concurrently with the sale to the non-Affiliate, exercise the Option and participate in the sale.

         11. Issuances of Common Stock by Ivex Holdings.

         In the event Ivex Holdings proposes to issue any shares of Common Stock, or any security or obligation which is, by its terms, convertible into shares of Common Stock or any warrant, option or other subscription or purchase right with respect to shares of Common stock ("Common Stock Equivalents") other than (i) in connection with public offerings of shares of Common Stock registered under the Act, or (ii) in connection with any such issuance for Fair Market Value as determined by the board in good faith, each Management Stockholder shall have the right to purchase his Pro Rata Percentage of such Common Stock or Common Stock Equivalents ("Offered Securities") at the proposed issuance price (including, but not limited to, participating in all related aspects of the proposed transaction), which right shall be exercisable by written notice to Ivex Holdings (the "Purchaser Notice") given within thirty
(30) days after receipt by the Management Stockholder from Ivex Holdings of written notice of such proposed issuance. To the extent that any such Common Stock or Common Stock Equivalents are issued in combination with any form of indebtedness, the Management Stockholder shall have the right to purchase his Pro Rata Percentage of such Common Stock or Common Stock Equivalents only if the Management Stockholder shall also purchase his Pro Rata Percentage of the related form of indebtedness. The failure of the Management Stockholder to exercise such right within the thirty
(30) day period shall be regarded as a waiver of his right to participate in the purchase of the Offered Securities. After such thirty (30) day period or upon receipt of the Purchaser Notice, Ivex Holdings may issue all (but not less than all) of such securities, including the shares of Common Stock purchased by the Management Stockholder, if any, at the price specified by Ivex Holdings in its notice to the Management Stockholder; provided, that such issuance is bona fide and made within sixty (60) days after the date of such notice. The closing of any purchase by the Management Stockholder under this Section 11(a) shall be held at the principal office of Ivex Holdings at 10:00 A.M. local time on the sixtieth (60th) day after the date on which the Management Stockholder received notice of the proposed issuance, or at such other time and place as Ivex Holdings and the Stockholders may agree upon. At such closing, the Management Stockholder participating in the purchase shall deliver, by certified or official bank check, payment in full for such shares of Offered Securities and all parties to the transaction shall execute such documents as are otherwise appropriate.

         12. Registration Rights of the Management Stockholders.   Ivex
Holdings agrees to register the Management Stockholder's Shares of Common Stock (to the extent such Shares have not been previously registered under the Act pursuant to a registration statement on Form S-8 (or any successor form) that has been declared effective) concurrently with Ivex Holdings' registration of any shares of Common Stock for the Holders of the Registerable Securities under the then effective Registration Rights Agreement (the "Registration Agreement") between Ivex Holdings, Acadia Partners, L.P., Acadia Electra Partners, L.P. and the other parties thereto (collectively, the "Holders of Registrable Securities"). Such registration of the Management Stockholder's Shares shall be on the same terms and conditions as are applicable to the Holders of Registrable Securities under the Registration Agreement.

         13. Tax Loan Indemnification Loan. (a) Tax Loan. Ivex Holdings agrees to cause the Company to loan each Management Stockholder an amount equal to the aggregate tax liability reasonably expected to be incurred by the Management Stockholder upon the issuance to the Management Stockholder of the New Holdings Shares. The principal amount of such loan (the "Tax Loan"), together with accrued and unpaid interest thereon, shall be payable in full upon the earlier to occur of (i) the termination of the Management Stockholder's employment with the Company for any reason (but in no event on or before the date the New Holdings Shares shall be registered under the Act pursuant to a registration statement that has been declared effective), and (ii) the tenth (10th) anniversary date of the Conversion. The Tax Loan shall be evidenced by a promissory note and be non-recourse to the Management Stockholder other than to the New Holdings Shares and the New Holdings Options issued to the Management Stockholder and shall bear interest at the lowest permissible per annum rate allowable without imputation of income under Section 7872 of the Internal Revenue Code, payable in arrears on each December 31, commencing on the first December 31 occurring after the Conversion, through maturity or earlier prepayment in full. The Tax Loan shall be prepayable in whole or in part by the Management Stockholder without penalty and shall be accelerated by and to the extent of any cash proceeds (net of applicable federal, state and local taxes) from sales (in whole or in part) by the Management Stockholder, at any time or from time to time, of the New Holdings Shares.

         (b) Interest/Tax Gross-Up. Ivex Holdings agrees to cause the Company to pay each Management Stockholder either, in the

Company's discretion, cash compensation or a cash bonus (collectively the "Interest Bonus") on or before the payment date of each payment of interest by the Management Stockholder on the Tax Loan. The Interest Bonus payable in connection with each interest payment on the Tax Loan shall be in an amount equal to the sum of (i) the interest payment being made by the Management Stockholder to the Company (the "Interest Component") plus (ii) an amount (the "Gross-Up Amount") such that after payment by the Management Stockholder of all federal, state and local income taxes on the Interest Component and the Gross-Up Amount, the Management Stockholder retains an amount of the Interest Bonus equal to the Interest Component.

         14. Specific Performance. Due to the fact that the securities of the Company and Ivex Holdings cannot be readily purchased or sold in the open market, and for other reasons, the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. In the event of a breach or threatened breach of the terms, covenant and/or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled (without any bond or other security being required) to a temporary and/or permanent injunction without showing any actual damage or that monetary damages would not provide an adequate remedy, and/or a decree for specific performance, in accordance with the provisions hereof.

         15. Covenants and Representations to Survive Delivery Assignment. All covenants, agreements, representations and warranties made herein shall survive the delivery of the Shares and payment therefor.

         16. Termination of Provisions of Agreement. All of the provisions contained in Paragraphs 7, 8, 10, 11 and 17(k) shall terminate immediately and be of no further force and effect in the event of a Change of Control or an IPO. All of the provisions contained in Paragraph 9 shall terminate immediately and be of no further force and effect upon the later to occur of
(x) a Change of Control or an IPO or (y) the first date (occurring after the acquisition by the partners of Acadia of shares of the Common Stock or the Company Common Stock pursuant to a distribution made in connection with the winding-up, liquidation or dissolution of Acadia (an "Acadia Distribution")) on which none of the partners of Acadia are a party to a written stockholders agreement or such similar written agreement pertaining to the voting or disposition of the Common Stock or the Company Common Stock. Also, the provisions of Paragraph 7 shall terminate immediately and be of no further force and effect upon a Conversion.

         17. Miscellaneous.

         (a) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to principles of conflicts of law.

         (b) Entire Agreement; Amendments. This writing constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a written agreement signed by the Company and a majority (by number) of the Management Stockholders; provided, however, that no amendment or modification of this Agreement will, without the prior written consent of the affected Management Stockholder, adversely alter, reduce, impair or affect any such Management Stockholder except to the extent that such amendment or modification similarly affects all the Management Stockholders. Anything in this Agreement to the contrary notwithstanding, any modification or amendment of this Agreement by a written agreement signed by, or binding upon, the Management Stockholder shall be valid and binding upon any and all persons or entities who may, at any time, have or claim and rights under or pursuant to this Agree-ment (including all holders hereunder) in respect of the Shares originally acquired by the Management Stockholder.

         (c) Waiver. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. Anything in this Agreement to the contrary notwithstanding, any waiver, consent or other instrument under or pursuant to this Agreement signed by, or binding upon, the Management Stockholder shall be valid and binding upon any and all persons or entities (other than Ivex Holdings) who may, at any time, have or claim any rights under or pursuant to this Agreement (including all holders hereunder) in respect of the Shares originally acquired by the Management Stockholder.

         (d) Assignments; Successors and Assigns. Ivex Holdings', Acadia's, Electra's and the Management Stockholder's rights and obligations hereunder may not be assigned except as otherwise expressly provided herein. Acadia's and Electra's rights and obligations hereunder may not be assigned except to their respective partners pursuant to an Acadia Distribution, provided, that no such transfer to a transferee shall be deemed completed until the transferee shall have signed a written counterpart to this Agreement. Except as otherwise expressly provided herein, this

Agreement shall be binding upon and inure to the benefit of the Company and Ivex Holdings, their successors and permitted assigns, and the Management Stockholder and his respective heirs, personal representatives, successors and permitted assigns; provided, however, that (i) nothing contained herein shall be construed as granting the Management Stockholder the right to transfer any of his Options or Shares except in accordance with this Agreement, and (ii) no party shall be deemed a Management Stockholder hereunder after he ceases to own any Options or Shares.

         (e) Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as in any such invalid or unenforceable provision were not contained herein.

         (f) Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

         (g) Further Assurances. Each party here to shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

         (h) Gender. Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

         (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and same instrument.

         (j) Notices. All notices or other communications provided for herein shall be in writing and shall be deemed duly given and received on the third
(3rd) full business day following the day of the mailing thereof by registered or certified mail, return receipt requested, or when delivered personally as follows:

         (i) if to Ivex Holdings, at its principal executive offices at the time of the giving of such notice, or at such other place as Ivex Holdings shall have designated by notice as herein provided to the Management Stockholder; and

         (ii) if to the Management Stockholder, at the address listed below his signature, or at such other place as the Management stockholder shall have designated by notice as herein provided to Ivex Holdings.

         (k) Management Stockholders' Committee. Each Management Stockholder hereby appoints a committee (consisting of the Chief Executive Officer and the Chief Financial Officer) to act as each Management Stockholder's attorney-in-fact and representative (the "MS Committee") to reallocate any Shares or Options resold by a Management Stockholder to Ivex Holdings pursuant to the terms hereof. The MS Committee shall act by unanimous written consent. In the event the MS Committee cannot be formed in accordance with the terms hereof or cannot act as contemplated hereby, the then existing Management Stockholders shall designate an alternative committee or representatives.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stock Purchase Agreement as of the date first above written.

                            IVEX PACKAGING CORPORATION (formerly named
                            IVEX HOLDINGS CORPORATION)


                            By: _________________________________
                                Name:  George V. Bayly
                                Title: President & CEO

                            IPC, INC. (formerly named
                            IVEX PACKAGING CORPORATION)


                            By: _________________________________
                                Name:  George V. Bayly
                                Title: President & CEO

                            MANAGEMENT STOCKHOLDERS:



                            ______________________________________
                            Name:  George V. Bayly
                            Title: President & Chief Executive Officer

                            Address: 544 Fletcher Court
                                     Lake Forest, Illinois 60045




                            ______________________________________
                            Name: Thomas S. Ellsworth
                            Title: Vice President & General Manager
                                   Paper Mill Division

                            Address: 1585 Woodcrest
                                     Aurora, Illinois 60504




                            ______________________________________
                            Name:  Patrick J. Farrell
                            Title: Vice President

                            Address: 2970 Mendon Road
                                     Unit 154
                                     Cumberland, Rhode Island 02864

                            ______________________________________
                            Name:  Gene Gentili
                            Title: Vice President

                            Address: 845 Crabtree
                                     Cary, Illinois 60013





                            ______________________________________
                            Name:  Roger A. Kurinsky
                            Title: Vice President

                            Address: One Condor Court
                                     Hawthorne Woods, Illinois 60047





                            ______________________________________
                            Name:  Jeremy S. Lawrence
                            Title: Vice President Human Resources

                            Address: 4310 Hideaway Hollow
                                     Racine, Wisconsin 53403





                            ______________________________________
                            Name:  G. Douglas Patterson
                            Title: Vice President & General Counsel

                            Address: 645 Buena Road
                                     Lake Forest, Illinois 60045

                            ______________________________________
                            Name:  Frank V. Tannura
                            Title: Vice President & Chief Financial Officer

                            Address: 16 Ridge Farm Road
                                     Burr Ridge, Illinois 60521





                            ______________________________________
                            Name:  Eugene M. Whitacre
                            Title: Vice President
                                   Polymerization & Extrusion Division

                            Address: 14 Grant Street
                                     Sugarloaf, Pennsylvania 18249




                            ______________________________________
                            Name: Donald C. Devine
                            Title: Vice President
                                   Industrial Products

                            Address: 700 Sheffield Court
                                     Lake Forest, Illinois 60045



                            ______________________________________
                            Name: Richard R. Cote
                            Title: Vice President and Treasurer

                            Address: 905 Jeremy Lane
                                     Libertyville, Illinois 60048

                             ACADIA PARTNERS, L.P.

                             By: Acadia FW Partners, L.P., its
                                  General Partner

                             By: Acadia MGP, Inc., its Managing
                                  General Partner



                             By: _____________________________________
                                 Name:
                                 Title: Vice President



                             ACADIA ELECTRA PARTNERS, L.P.

                             By: Acadia Partners, L.P., its
                                 General Partner

                             By: Acadia FW Partners, L.P., its
                                 General Partner

                             By: Acadia MGP, Inc., its Managing
                                 General Partner




                             By: _____________________________________
                                 Name:
                                 Title: Vice President